Exhibit 10.2

EXECUTION VERSION

SECOND LIEN COLLATERAL TRUST AGREEMENT

dated as of June 16, 2020

among

ENDO INTERNATIONAL PLC,

ENDO DESIGNATED ACTIVITY COMPANY,

ENDO FINANCE LLC,

ENDO FINCO INC.,

the other Grantors from time to time party hereto,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Indenture Trustee,

and

WILMINGTON TRUST, NATIONAL ASSOCIATION,

as Collateral Trustee

i

ii

EXHIBIT A	–	Form of Additional Secured Debt Designation
EXHIBIT B	–	Form of Collateral Trust Agreement Joinder—Additional Secured Debt
EXHIBIT C	–	Form of Collateral Trust Agreement Joinder—Additional Grantors

iii

COLLATERAL TRUST AGREEMENT, (as amended, restated, supplemented, amended and restated or otherwise modified from time to time, this “Agreement”) dated as of June 16, 2020 among Endo International PLC, a company incorporated under the laws of Ireland (Registered Number 534814) (the “Parent”), Endo Designated Activity Company, a company incorporated under the laws of Ireland (Registered Number 534651) (“Endo DAC”), Endo Finco Inc., a Delaware limited liability corporation (“Endo Finco”), Endo Finance LLC, a Delaware limited liability company (collectively with Endo DAC and Endo Finco, the “Issuers”), the other Grantors from time to time party hereto, the Indenture Trustee (as defined below) and Wilmington Trust, National Association, as collateral trustee (in such capacity and together with its successors in such capacity, the “Collateral Trustee”);

W I T N E S S E T H:

WHEREAS, the Issuers intend to issue 9.500% senior secured notes due 2027 (including any related exchange notes and any additional notes issued under the Indenture referred to below from time to time, the “Notes”) in an aggregate principal amount of $947,220,000 pursuant to an Indenture, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Indenture”), among the Issuers, Parent and the other Grantors party thereto, as guarantors, and Wells Fargo Bank, National Association, as trustee (in such capacity and together with its successors in such capacity, the “Indenture Trustee”);

WHEREAS, the Grantors intend to secure the Obligations under the Indenture, any future Secured Debt and any other Secured Obligations on a pari passu basis with Liens on all present and future Collateral to the extent that such Liens have been provided for in the applicable Security Documents (each such capitalized term as defined herein); and

WHEREAS, this Agreement sets forth the terms on which each Secured Party (as defined herein) has appointed Wilmington Trust, National Association, as Collateral Trustee to act as the collateral trustee for the Secured Parties in order to receive, hold, maintain, administer and distribute, on behalf of the Secured Parties, the Collateral at any time pledged under the Security Documents (as defined herein) and, if applicable, delivered to the Collateral Trustee, and to enforce the applicable Security Documents on behalf of the Secured Parties party thereto.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

ARTICLE I

DEFINITIONS; PRINCIPLES OF CONSTRUCTION

Section 1.1    Defined Terms. The following terms will have the following meanings:

“Act of Required Secured Parties” means, as to any matter at any time prior to the Discharge of Secured Obligations, a direction in writing delivered to the Collateral Trustee by or with the written consent of either the holders of or the Secured Debt Representatives representing the holders of more than 50% of the sum of:

(a)    the aggregate outstanding principal amount of Secured Debt (including the face amount of outstanding letters of credit whether or not then available or drawn); and

(b)    other than in connection with the exercise of remedies, the aggregate unfunded commitments to extend credit which, when funded, would constitute Secured Debt.

For purposes of this definition, (i) Secured Debt registered in the name of, or beneficially owned by, the Grantors or any of their respective Subsidiaries will be deemed not to be outstanding and neither the Grantors nor any of their Subsidiaries will be entitled to vote such Secured Debt, (ii) Secured Debt registered in the name of, or beneficially owned by, any Affiliate of any Grantor may be subject to restrictions on ownership and/or voting to the extent set forth in the applicable Secured Debt Documents and (iii) votes will be determined in accordance with Section 7.2.

“Additional Secured Debt” has the meaning set forth in Section 3.8(b)(1).

“Additional Secured Debt Designation” means a notice in substantially the form of Exhibit A.

“Affiliate” means, with respect to a specified Person, any other Person that directly or indirectly Controls or is Controlled by or is under common Control with such specified Person.

“Agreement” has the meaning set forth in the preamble.

“Approved Intercreditor Agreement” means (i) the First Lien/Second Lien Intercreditor Agreement, (ii) with respect to indebtedness secured on a pari passu basis with the Secured Obligations, this Agreement (or any other collateral trust agreement or intercreditor agreement reasonably acceptable to the Secured Debt Representatives) and (iii) with respect to any indebtedness secured on a junior basis to the Secured Obligations, an intercreditor agreement the terms of which are consistent with market terms governing security arrangements for the sharing of liens or arrangements relating to the distribution of payments, as applicable, at the time the intercreditor agreement is proposed to be established in light of the type of Indebtedness subject thereto, in each case as amended, restated, amended and restated, supplemented or otherwise modified from time to time,.

“Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in the City of New York or at a place of payment of any applicable Secured Obligations are authorized or required by law, regulation or executive order to remain closed.

“Collateral” means all properties and assets of the Grantors now owned or hereafter acquired in which Liens have been granted, or purported to be granted, or required to be granted, in favor of the Collateral Trustee on behalf of the Secured Parties to secure any or all of the Secured Obligations, and shall exclude any properties and assets in which the Collateral Trustee is required to release its Liens pursuant to Section 3.2 (from and after the time such release is required); provided, that, subject to the terms of the applicable Secured Debt Documents, if such Liens are required to be released as a result of the sale, transfer or other disposition of any properties or assets of any Grantor, such assets or properties will cease to be excluded from the Collateral if such Grantor thereafter acquires or reacquires such assets or properties. For the avoidance of doubt, in no event shall “Collateral” include any Excluded Assets.

“Collateral Trustee” has the meaning set forth in the preamble.

“Collateral Trust Agreement Joinder” means (i) with respect to the provisions of this Agreement relating to any Additional Secured Debt, a joinder substantially in the form of Exhibit B hereto , (ii) with respect to the provisions of this Agreement relating to the addition of additional Grantors, a joinder substantially in the form of Exhibit C hereto and (iii) with respect to the provisions of this Agreement relating to any Hedging Obligations, a joinder substantially in the form of Exhibit D hereto.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlled” has a meaning correlative thereto.

“Credit Facility” means one or more debt facilities or commercial paper facilities, in each case with banks or other institutional lenders providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against such receivables) or letters of credit, in each case, as amended, restated, amended and restated, supplemented or otherwise modified from time to time including any replacement that has been designated in accordance with Section 3.8 hereof.

“Discharge of Secured Obligations” means the occurrence of all of the following:

(1)    termination or expiration of all commitments to extend credit that would constitute Secured Debt;

(2)    with respect to each Series of Secured Debt, either (x) payment in full, or other satisfaction and discharge, of the obligations outstanding under such Secured Debt (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at such time and any undrawn letters of credit) or (y) the legal defeasance or covenant defeasance pursuant to the terms of the applicable Secured Debt Documents for such Series of Secured Debt;

(3)    with respect to any undrawn letters of credit constituting Secured Debt, either (x) the discharge or cash collateralization (at the lower of (A) 105% of the aggregate undrawn amount and (B) the percentage of the aggregate undrawn amount required for release of liens under the terms of the applicable Secured Debt Document) of all outstanding letters of credit constituting Secured Debt or (y) the notification by the issuer of each such letter of credit to the Collateral Trustee in writing that such issuer has determined that alternative arrangements satisfactory to such issuer have been made; and

(4)    payment in full of all other Secured Obligations that are outstanding and unpaid at the time the Secured Debt is paid in full in cash (other than any obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at such time).

“Dutch Parallel Debt Obligations” means the parallel debt obligations as described in the Dutch Security Documents.

“Dutch Security Documents” has the meaning set forth in Section 7.24(b)

“Environmental Laws” means all laws, rules, regulations, codes, ordinances, or binding orders, decrees, judgments, injunctions, notices or agreements issued, promulgated or entered into by any Governmental Authority, relating to pollution or protection of the environment, including management or reclamation of natural resources, and the management, Release or threatened Release of any Hazardous Material or to occupational health and safety matters, as such occupational health and safety matters relate to exposure or handling of Hazardous Materials.

“Excluded Assets” has the meaning set forth in the Existing First Priority Credit Agreement (as defined in the First Lien/Second Lien Intercreditor Agreement), as amended, supplemented or otherwise modified in accordance with its terms.

“First Lien/Second Lien Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of the date hereof, by and among Wilmington Trust, National Association, as first priority representative, and Wilmington Trust, National Association, as second priority representative, Parent and the other Grantors from time to time party thereto, as amended, restated, amended and restated, supplemented or otherwise modified from time to time.

“Funded Debt” means, with respect to any specified Person, any indebtedness of such Person (excluding accrued expenses and trade payables), whether or not contingent:

(1)    in respect of borrowed money or advances; or

(2)    evidenced by loan agreements, bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof).

“Governmental Authority” means the federal and state governments of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, agency, tribunal, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Grantors” means (a) Parent and each of its Subsidiaries that executes this Agreement as of the date hereof as a “Grantor” and (b) from and after the date hereof, each other Subsidiary that becomes a party to this Agreement (and any of the Security Documents) pursuant to Exhibit C of the Collateral Trust Agreement Joinder.

“Indemnified Liabilities” means any and all liabilities (including all environmental liabilities), obligations, losses, damages, penalties, actions, judgments, suits, costs, taxes, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, performance, administration or enforcement of this Agreement or any of the other Security Documents, including the violation of, noncompliance with or liability under, any Environmental Laws with respect to any real property of a Grantor which constitutes Collateral, and all reasonable, documented out-of-pocket costs and expenses (including reasonable documented fees and expenses of legal counsel selected by the Indemnitee) incurred by any Indemnitee in connection with any claim, action, investigation or proceeding in any respect relating to any of the foregoing, whether or not suit is brought; provided, however, that in no event shall “Indemnified Liabilities” include fees and expenses for more than one primary counsel to the Collateral Trustee (and up to one local counsel in each applicable jurisdiction and regulatory counsel).

“Indemnitee” has the meaning set forth in Section 7.10(a).

“Indenture” has the meaning set forth in the recitals.

“Indenture Trustee” has the meaning set forth in the recitals.

“Insolvency or Liquidation Proceeding” means:

(1)    any involuntary case or application or proceeding commenced or involuntary petition filed seeking (a) liquidation, reorganization, winding-up, dissolution, compromise, arrangement or other relief in respect of Parent or any Material Subsidiary or its debts, or of a substantial part of its assets, under any federal, state or foreign bankruptcy, insolvency, receivership, examinership or similar law now or hereafter in effect or (b) the appointment of a receiver, receiver and manager, trustee, custodian, sequestrator, conservator, examiner, liquidator or similar official for Parent or any Material Subsidiary or for a substantial part of its assets, which in any case, such case or application or proceeding or petition has continued undismissed for sixty (60) days or an order or decree approving or ordering any of the foregoing is entered; and/or

(2)     (a) any voluntary proceeding commenced or voluntary filing by Parent or any Material Subsidiary of any petition seeking liquidation, reorganization, winding-up, dissolution, compromise, arrangement or other relief under any federal, state or foreign bankruptcy, insolvency, receivership, examinership or similar law now or hereafter in effect (except in a transaction expressly permitted by the applicable Secured Debt Documents), (b) any consent by Parent or any Material Subsidiary to the institution of, or failure to contest in a timely and appropriate manner, any proceeding or petition described in clause (1) above, (c) any application for or consent to by Parent or any Material Subsidiary of the appointment of a receiver, receiver and manager, trustee, custodian, sequestrator, conservator, examiner or similar official for, Parent or any Material Subsidiary or for a substantial part of its assets, (d) Parent or any Material Subsidiary filing an answer admitting the material allegations of a petition filed against it in any such proceeding, (e) Parent or any Material Subsidiary making a general assignment for the benefit of creditors or (f) Parent or any Material Subsidiary taking any action for the purpose of effecting any of the foregoing.

“Issuers” has the meaning set forth in the preamble.

“Lien” means with respect to any asset (a) any mortgage, deed of trust, lien, statutory lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset.

“Material Subsidiary” has the meaning set forth in the Existing First Priority Credit Agreement (as defined in the First Lien/Second Lien Intercreditor Agreement), as amended, supplemented or otherwise modified in accordance with its terms.

“Modification” has the meaning set forth in Section 3.8(d)(1).

“Mortgage” has the meaning set forth in Section 3.8(d)(1).

“Mortgage Instruments” ” means each mortgage, deed of trust or other agreement which conveys or evidences a Lien in favor of the Collateral Trustee, for the benefit of the Collateral Trustee and the Secured Parties, on real property of a Loan Party, including any amendment, restatement, modification or supplement thereto.

“Mortgaged Property” has the meaning set forth in Section 3.8(d)(1).

“Notes” has the meaning set forth in the recitals.

“Note Documents” means the Indenture, the Notes and the Security Documents securing the Obligations in respect thereof.

“Obligations” means all unpaid principal of and accrued and unpaid interest on any Funded Debt, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations and indebtedness (including interest accruing during the pendency of any bankruptcy, insolvency, receivership, examinership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), obligations and liabilities of any Grantor to any of the Secured Parties and the Collateral Trustee or any indemnified party, individually or collectively, existing on the date hereof or arising hereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under any Secured Debt Document or any Security Document or in respect of any of the loans made or reimbursement or other obligations incurred or any of the letters of credit or other instruments at any time evidencing any thereof.

“Officer’s Certificate” means a certificate with respect to compliance with a condition or covenant provided for in this Agreement, signed on behalf of Parent by an authorized officer of Parent (any certifications or representations therein in such authorized officer’s capacity and not in his or her individual capacity), including:

(a)    a statement that the Person making such certificate has read such covenant or condition;

(b)    a statement that, in the opinion of such Person (in such Person’s capacity as an officer and not in his or her individual capacity), he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

(c)    a statement as to whether or not, in the opinion of such Person (in such Person’s capacity as an officer and not in his or her individual capacity), such condition or covenant has been satisfied.

“Parallel Debt” has the meaning set forth in Section 7.24(b).

“Parent” has the meaning set forth in the preamble.

“Permitted Prior Lien” means any Lien that has priority over the Lien granted to the Collateral Trustee for the benefit of the Secured Parties and which Lien was permitted under the applicable Secured Debt Document.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Priority Lien” means a Lien granted, or purported to be granted, by a Security Document to the Collateral Trustee, at any time, upon any property of any Grantor to secure Secured Obligations.

“Reaffirmation Agreement” means an agreement reaffirming the security interests granted to the Collateral Trustee in substantially the form attached as Exhibit 1 to Exhibit A of this Agreement.

“Secured Debt” means:

(1)    any Funded Debt incurred on the date hereof or hereafter under the Indenture (including any related exchange notes) that was permitted to be incurred and secured under each applicable Secured Debt Document;

(2)    any other Funded Debt that is secured by a Priority Lien and that was permitted to be incurred and permitted to be so secured under each applicable Secured

Debt Document; provided, in the case of any Funded Debt referred to in this clause (2), that:

(a)    on or before the date on which such Funded Debt is incurred by the applicable Grantor, such Funded Debt is designated by Parent as “Secured Debt” for the purposes of the Secured Debt Documents in an Additional Secured Debt Designation executed and delivered in accordance with Section 3.8(a);

(b)    unless such Funded Debt is issued under an existing Secured Debt Document for any Series of Secured Debt whose Secured Debt Representative is already party to this Agreement, the Secured Debt Representative for such Funded Debt executes and delivers a Collateral Trust Agreement Joinder in accordance with Section 3.8(b); and

(c)    all other requirements set forth in Section 3.8 have been complied with.

“Secured Debt Default” means the occurrence and continuance of any matured “Event of Default” or similar term as defined in any of (i) the Indenture or (ii) any other Secured Debt Document, or any other event or condition that, under the terms of any credit agreement, indenture or other agreement governing any Series of Secured Debt causes, or permits holders of Secured Debt or Dutch Parallel Debt Obligations outstanding thereunder to cause, the Secured Debt or Dutch Parallel Debt Obligations outstanding thereunder to become immediately due and payable, in each case, after all applicable grace periods have expired.

“Secured Debt Documents” means the Indenture and any other indenture, credit agreement or other agreement related to any Secured Debt.

“Secured Debt Representative” means:

(a)    in the case of the Notes, the Indenture Trustee; and

(b)    in the case of any other Series of Secured Debt, the trustee, agent or representative of the holders of such Series of Secured Debt who maintains the transfer register for such Series of Secured Debt and is appointed as a representative of the Secured Debt (for purposes related to the administration of the Security Documents) pursuant to the credit agreement, indenture or other agreement governing such Series of Secured Debt, and who has executed a Collateral Trust Agreement Joinder.

“Secured Obligations” means (i) the Secured Debt and all Obligations in respect of Secured Debt, together with all guarantees of any of the foregoing and (ii) with respect to Liens granted and created pursuant to the laws of the Netherlands, the Dutch Parallel Debt Obligations.

“Secured Parties” means the holders of the Secured Obligations, each Secured Debt Representative and the Collateral Trustee.

“Security Documents” means this Agreement, each Reaffirmation Agreement, each Collateral Trust Agreement Joinder, and all security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, collateral agency agreements, control agreements or other grants or transfers for security executed and delivered by any Grantor creating (or purporting to create) a Lien upon Collateral in favor of the Collateral Trustee, for the benefit of any of the Secured Parties, in each case, as amended, modified, renewed, restated or replaced, in whole or in part, from time to time, in accordance with its terms and Section 7.1.

“Series of Secured Debt” means, severally, the Secured Debt under (i) the Indenture and (ii) each other issue or series of Secured Debt for which a single transfer register is maintained. For the avoidance of doubt, all reimbursement obligations in respect of letters of credit issued pursuant to a Secured Debt Document shall be part of the same Series of Secured Debt as all other Secured Debt incurred pursuant to such Secured Debt Document.

“Subsidiary” means, with respect to any Person, any corporation, limited liability company, partnership, association or other entity of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, Controlled or held by such Person.

“Trust Estate” has the meaning set forth in Section 2.1.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of, or remedies with respect to, any Collateral is governed by the Uniform Commercial Code or any other similar law as enacted and in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code or such other similar law as enacted and in effect in such other jurisdiction solely for purposes of the provisions hereof relating to the creation or perfection of security interests and priority or remedies with respect thereto.

Section 1.2    Other Definition Provisions.

(a)    The words “hereof,” “herein,” “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Exhibit references, are to this Agreement unless otherwise specified. References to any Exhibit shall mean such Exhibit as amended or supplemented from time to time in accordance with this Agreement.

(b)    The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c)    The expressions “payment in full,” “paid in full” and any other similar terms or phrases when used herein shall mean payment in cash in immediately available funds.

(d)    The use herein of the word “include” or “including,” when following any general statement, term or matter, shall not be construed to limit such statement,

term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.

(e)    All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

(f)    All terms used in this Agreement that are defined in Article 9 of the UCC and not otherwise defined herein have the meanings assigned to them in Article 9 of the UCC.

(g)    Notwithstanding anything to the contrary in this Agreement, any references contained herein to any section, clause, paragraph, definition or other provision of the Indenture (including any definition contained therein) shall be deemed to be a reference to such section, clause, paragraph, definition or other provision as in effect on the date of this Agreement as amended or modified from time to time if such amendment or modification has been made in accordance with the Indenture. Unless otherwise set forth herein, references to principal amount shall include, without duplication, any reimbursement obligations with respect to a letter of credit and the face amount thereof (whether or not such amount is, at the time of determination, drawn or available to be drawn).

This Agreement and the other Security Documents will be construed without regard to the identity of the party who drafted it and as though the parties participated equally in drafting it. Consequently, each of the parties acknowledges and agrees that any rule of construction that a document is to be construed against the drafting party will not be applicable either to this Agreement or the other Security Documents.

ARTICLE II

THE TRUST ESTATE

Section 2.1    Declaration of Trust.

To secure the payment of the Secured Obligations, each of the Grantors hereby confirms the grants to the Collateral Trustee of, and the Collateral Trustee hereby accepts and agrees to hold in trust under this Agreement for the benefit of all current and future Secured Parties a security interest in all of such Grantor’s right, title and interest in, to and under all Collateral under any Security Document (collectively the “Trust Estate”).

The Collateral Trustee and its successors and assigns under this Agreement will hold the Trust Estate in trust for the benefit solely and exclusively of all current and future Secured Parties as security for the payment of all present and future Secured Obligations.

Notwithstanding the foregoing, if at any time:

(1)    all Liens securing the Secured Obligations have been released as provided in Section 4.1;

(2)    the Collateral Trustee holds no other property in trust as part of the Trust Estate; and

(3)    no monetary obligation (other than indemnification and other contingent obligations for which no claim or demand for payment, whether oral or written, has been made at such time) is outstanding and payable under this Agreement to the Collateral Trustee or any of its co-trustees or agents (whether in an individual or representative capacity);

then the trust arising hereunder will terminate, except that all provisions set forth in Sections 7.9 and 7.10 that are enforceable by the Collateral Trustee or any of its co-trustees or agents (whether in an individual or representative capacity) will remain enforceable in accordance with their terms.

The parties further declare and covenant that the Trust Estate will be held and distributed by the Collateral Trustee subject to the further agreements herein.

Section 2.2    Collateral Shared Equally and Ratably. Subject to Section 4.4, the parties to this Agreement agree that the payment and satisfaction of all of the Secured Obligations will be secured equally and ratably by the Liens established in favor of the Collateral Trustee for the benefit of the Secured Parties under the Security Documents, notwithstanding the time of incurrence of any Secured Obligations or the date, time, method or order of grant, attachment or perfection of any Liens securing such Secured Obligations and notwithstanding any provision of the UCC, the time of incurrence of any Series of Secured Debt or the time of incurrence of any other Secured Obligation, or any other applicable law or any defect or deficiencies in, or failure to perfect or lapse in perfection of, or avoidance as a fraudulent conveyance or otherwise of, the Liens securing the Secured Obligations or the subordination of such Liens to any other Liens, or any other circumstance whatsoever, whether or not any Insolvency or Liquidation Proceeding has been commenced against any Grantor, it is the intent of the parties that, and the parties hereto agree for themselves and Secured Parties represented by them that all Secured Obligations will be and are secured equally and ratably by all Priority Liens at any time granted by any Grantor to secure any Obligations in respect of any Series of Secured Debt, whether or not upon property otherwise constituting collateral for such Series of Secured Debt, and that all such Priority Liens will be enforceable by the Collateral Trustee for the benefit of all Secured Parties equally and ratably; provided however, that notwithstanding the foregoing, this provision will not be violated with respect to any particular Collateral and any particular Series of Secured Debt if the Secured Debt Documents in respect thereof prohibit the applicable Secured Parties from accepting the benefit of a Lien on any particular asset or property or such Secured Party otherwise expressly declines in writing to accept the benefit of a Lien on such asset or property.

ARTICLE III

OBLIGATIONS AND POWERS OF COLLATERAL TRUSTEE

Section 3.1    Appointment and Undertaking of the Collateral Trustee

(a)    Each Secured Debt Representative and each other Secured Party acting through its respective Secured Debt Representative and/or by its acceptance of the benefits of the Security Documents hereby appoints Wilmington Trust, National Association (and any co-agents, sub-agents or attorneys-in-fact appointed by the Collateral Trustee for any of the purposes listed below (and which shall be entitled to the benefit of the provisions of this Agreement)) to serve as collateral trustee hereunder and under the Security Documents as provided herein and therein. Subject to, and in accordance with, this Agreement, the Collateral Trustee will have, as collateral trustee, for the benefit solely and exclusively of the present and future Secured Parties, in accordance with the terms of this Agreement and subject to applicable law, the power and authority to:

(1)    accept, enter into, hold, maintain, administer and enforce all Security Documents, including all Collateral subject thereto, and all Liens created thereunder, perform its obligations hereunder and under the Security Documents and protect, exercise and enforce the interests, rights, powers and remedies granted or available to it under, pursuant to or in connection with the Security Documents;

(2)    take all lawful and commercially reasonable actions permitted under the Security Documents that it may deem necessary or advisable to protect or preserve its interest in the Collateral subject thereto and such interests, rights, powers and remedies;

(3)    deliver and receive notices pursuant to this Agreement and the Security Documents;

(4)    sell, assign, collect, assemble, foreclose on, institute legal proceedings with respect to, or otherwise exercise or enforce the rights and remedies of a secured party (including a mortgagee, trust deed beneficiary and insurance beneficiary or loss payee) with respect to the Collateral under the Security Documents and its other interests, rights, powers and remedies;

(5)    remit as provided in Section 3.4 all cash proceeds received by the Collateral Trustee from the collection, foreclosure or enforcement of its interest in the Collateral under the Security Documents or any of its other interests, rights, powers or remedies;

(6)    execute and deliver (i) amendments and supplements to the Security Documents as may be required or advisable from time to time and in accordance with Section 7.1 and (ii) acknowledgements of Collateral Trust Agreement Joinders delivered pursuant to Section 3.8, 3.9 or 7.18 hereof;

(7)    promptly release any Lien granted to it by any Security Document upon any Collateral if and as required by Section 3.2 or Article IV; and

(8)    act or decline to act in connection with any enforcement of Liens as provided in Section 3.3.

(b)    Each party to this Agreement acknowledges and consents and/or by its acceptance of the benefits of the Security Documents hereby acknowledges and consents to the undertaking of the Collateral Trustee set forth in Section 3.1(a) and agrees to each of the other provisions of this Agreement applicable to the Collateral Trustee.

(c)    Notwithstanding anything to the contrary contained in this Agreement, the Collateral Trustee will not commence any exercise of remedies or any foreclosure actions or otherwise take any action or proceeding against any of the Collateral unless and until it shall have been directed in writing by an Act of Required Secured Parties and then only in accordance with the provisions of this Agreement.

(d)    The Collateral Trustee is authorized to enter into any Approved Intercreditor Agreement (and any amendments, amendments and restatements, restatements or waivers of or supplements to or other modifications to, and extensions, restructuring, renewals, replacements of, such agreements) in connection with the incurrence by any Grantor of any Funded Debt permitted by the terms of the applicable Secured Debt Documents to be secured by the Collateral on a pari passu or junior priority secured basis, in each case in order to permit such Funded Debt to be secured by a valid, perfected Lien (with such priority as may be designated by such Grantor to the extent such priority is permitted by the applicable Secured Debt Documents), and the parties hereto acknowledge that each Approved Intercreditor Agreement is (if entered into) binding upon them.

(e)    Notwithstanding anything to the contrary contained in this Agreement, none of Parent, the other Grantors or any of their respective Affiliates may serve as Collateral Trustee.

Section 3.2    Release or Subordination of Liens. The Collateral Trustee will not release or subordinate any Lien granted in favor of the Collateral Trustee or consent to the release or subordination of any Lien granted in favor of the Collateral Trustee, except:

(a)    other than as set forth in to clause (b) of this Section 3.2, solely with respect to subordination, as directed by an Act of Required Secured Parties;

(b)    upon the reasonable request of any Grantor, to subordinate any Lien in favor of the Collateral Trustee to the holder of any Permitted Prior Lien identified in Section 12.06 of the Indenture (and any corresponding section of any other Secured Debt Document);

(c)    as required or permitted by Article IV; or

(d)    as ordered pursuant to applicable law under a final and nonappealable order or judgment of a court of competent jurisdiction.

Section 3.3    Enforcement of Liens. If the Collateral Trustee at any time receives written notice that any Secured Debt Default has occurred under any Secured Debt Document that entitles the Collateral Trustee to foreclose upon, collect or otherwise enforce its Liens under the Security Documents, the Collateral Trustee will promptly deliver written notice thereof to each Secured Debt Representative. Thereafter, the Collateral Trustee may await direction by an Act of Required Secured Parties and will act, or decline to act, as directed by an Act of Required Secured Parties, in the exercise and enforcement of the Collateral Trustee’s interests, rights, powers and remedies in respect of the Collateral or under the Security Documents or applicable law and, following the initiation of such exercise of remedies, the Collateral Trustee will act, or decline to act, with respect to the manner of such exercise of remedies as directed by an Act of Required Secured Parties. Unless it has been directed to the contrary by an Act of Required Secured Parties, the Collateral Trustee in any event may (but will not be obligated to) take or refrain from taking such action with respect to any Secured Debt Default as it may deem advisable and in the interest of the Secured Parties.

Section 3.4    Application of Proceeds.

(a)    The Collateral Trustee will apply the proceeds of any collection, sale, foreclosure or other realization upon, or exercise of any right or remedy with respect to, any Collateral and the proceeds thereof, and the proceeds of any title insurance or other insurance policy required under any Secured Debt Document or otherwise covering the Collateral in the following order of application:

FIRST, to the payment of all amounts payable under this Agreement on account of the Collateral Trustee’s fees and any reasonable and documented out-of-pocket legal fees, costs and expenses or other liabilities of any kind incurred by, or owed to, the Collateral Trustee or any co-trustee or agent of the Collateral Trustee in connection with performing its obligations under any Security Document or this Agreement (including, but not limited to, indemnification obligations arising under this Agreement or any Security Document that are then due and payable);

SECOND, to the repayment of obligations, other than the Secured Obligations, secured by a Permitted Prior Lien on the Collateral sold or realized upon to the extent that such other Lien has priority over the Priority Liens but only if such obligation is discharged (in whole or in part) in connection with such sale;

THIRD, to the respective Secured Debt Representatives on a pro rata basis for each Series of Secured Debt that are secured by such Collateral for application to the payment of all such outstanding Secured Debt and any such other Secured Obligations that are then due and payable and so secured (for application in such order as may be provided in the Secured Debt Documents applicable to the respective Secured Obligations) in an amount sufficient to pay in full in cash all outstanding Secured Debt and all other Secured Obligations that are then due and payable (including all interest and fees accrued thereon after the commencement of any Insolvency or Liquidation Proceeding at the rate, including any applicable post-default rate, specified in the Secured Debt Documents, even if such interest is not enforceable, allowable or allowed as a claim in such proceeding, and including the discharge or cash collateralization (at the lower of (1) 105% of the aggregate undrawn amount and (2) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable Secured Debt Document) of all outstanding letters of credit constituting Secured Debt); and

FOURTH, any surplus remaining after the payment in full in cash of amounts described in the preceding clauses will be paid to Parent or the applicable Grantor, as the case may be, its successors or assigns, or to such other Persons as may be entitled to such amounts under applicable law or as a court of competent jurisdiction may direct.

Notwithstanding the foregoing, if any Lien on any Collateral no longer secures the Obligations under any Series of Secured Debt as described below in Section 4.4, then such Series of Secured Debt and any related Secured Obligations of that Series thereafter shall not be entitled to share in the proceeds of any such Collateral.

(b)    This Section 3.4 is intended for the benefit of, and will be enforceable as a third party beneficiary by, each present and future Secured Party. The Secured Debt Representative of each future Series of Secured Debt will be required to deliver a Collateral Trust Agreement Joinder as provided in Section 3.8 at the time of incurrence of such Series of Secured Debt.

(c)    In connection with the application of proceeds pursuant to Section 3.4(a), except as otherwise directed by an Act of Required Secured Parties, the Collateral Trustee may sell any non-cash proceeds for cash prior to the application of the proceeds thereof.

(d)    In making the determinations and allocations in accordance with Section 3.4(a), the Collateral Trustee may conclusively rely upon information supplied by the relevant Secured Debt Representative as to the amounts of unpaid principal and interest and other amounts outstanding with respect to its respective Secured Debt and any other Secured Obligations.

Notwithstanding the foregoing or the other terms of this Agreement, the Collateral Trustee will apply the proceeds of any collection, sale, foreclosure or other realization upon, or exercise of any right or remedy with respect to any Lien created under Security Documents governed by the laws of the Netherlands to secure Dutch Parallel Debt Obligations to the payment of such Dutch Parallel Debt Obligations, and in accordance with the relevant mandatory provisions of the laws of the Netherlands.

Section 3.5    Powers of the Collateral Trustee.

(a)    The Collateral Trustee is irrevocably authorized and empowered to enter into and perform its obligations and protect, perfect, exercise and enforce its interest, rights, powers and remedies under the Security Documents and applicable law and in equity and to act as set forth in this Article III or, subject to the other provisions of this Agreement, as requested in any lawful directions given to it from time to time in respect of any matter by an Act of Required Secured Parties.

(b)    In the absence of gross negligence or willful misconduct on the part of any Secured Debt Representative or Secured Party (as determined by a court of competent jurisdiction by final and nonappealable judgment), no Secured Debt Representative or Secured Party (other than the Collateral Trustee) will have any liability whatsoever for any act or omission of the Collateral Trustee.

Section 3.6    Documents and Communications. The Collateral Trustee will permit each Secured Debt Representative and each Secured Party upon reasonable written notice from time to time to inspect and copy, at the cost and expense of the party requesting such copies, any and all Security Documents and other documents, notices, certificates, instructions or communications received or delivered by the Collateral Trustee in its capacity as such.

Section 3.7    For Sole and Exclusive Benefit of the Secured Parties. The Collateral Trustee will accept, hold, administer and enforce all Liens on the Collateral at any time pledged and, if applicable, delivered to it and all other interests, rights, powers and remedies at any time granted to or enforceable by the Collateral Trustee and all other property of the Trust Estate solely and exclusively for the benefit of the present and future Secured Parties, and will distribute all proceeds received by it in realization thereon or from enforcement thereof solely and exclusively pursuant to the provisions of Section 3.4.

Section 3.8    Additional Secured Debt.

(a)    The Collateral Trustee will, as collateral trustee hereunder, perform its undertakings set forth in this Agreement with respect to any Secured Debt that is issued or incurred after the date hereof if the designated Secured Debt Representative identified pursuant to this Section 3.8 signs a Collateral Trust Agreement Joinder and delivers the same to the Collateral Trustee; provided that, if such Funded Debt is issued under an existing Secured Debt Document for any Series of Secured Debt whose Secured Debt Representative is already party to this Agreement, no such Collateral Trust Agreement Joinder shall be a condition to the performance by the Collateral Trustee of its undertakings set forth in this Agreement with respect to such Funded Debt.

(b)    Parent will be permitted to designate as Secured Debt hereunder any Funded Debt that is incurred by any Grantor after the date of this Agreement in accordance with the terms of the applicable Secured Debt Documents. Parent may only effect such designation by delivering to the Collateral Trustee an Additional Secured Debt Designation that:

(1)    states that such Grantor intends to incur additional Funded Debt (“Additional Secured Debt”) which will be Secured Debt not prohibited by any Secured Debt Document to be incurred and secured by a Priority Lien equally and ratably with all previously existing and future Secured Debt;

(2)    specifies the name and address of the Secured Debt Representative (or, in the case of any Additional Secured Debt of which there is a single holder, such holder) for such Additional Secured Debt for purposes of this Agreement including Section 7.6;

(3)    states that such Grantor and any other Grantors party thereto have duly authorized and executed (if applicable) all relevant filings and recordations to ensure that the Additional Secured Debt is secured by the Collateral in accordance with the Security Documents; and

(4)    attaches as Exhibit 1 to such Additional Secured Debt Designation a Reaffirmation Agreement in substantially the form attached as Exhibit 1 to Exhibit A of this Agreement, which Reaffirmation Agreement has been duly executed by each Grantor.

Parent shall deliver a copy of the Additional Secured Debt Designation and the related Collateral Trust Agreement Joinder to each then existing Secured Debt Representative; provided that the failure to do so shall not affect the status of such debt as Additional Secured Debt if the other requirements of this Section 3.8 are complied with. Notwithstanding the foregoing, nothing in this Agreement will be construed to allow any Grantor to incur additional Funded Debt or Liens if prohibited by the terms of any Secured Debt Documents.

Notwithstanding the foregoing, (x) the incurrence of revolving credit obligations under commitments that have previously been designated as Secured Debt, (y) the issuance of letters of credit and incurrence of reimbursement obligations in respect thereof under commitments that have previously been designated as Secured Debt and (z) the incurrence of any incremental facilities under any Credit Facility that constitutes Additional Secured Debt shall, in each case, automatically constitute Secured Debt and shall not require compliance with the procedures set forth in Section 3.8(a) and this Section 3.8(b).

(c)    With respect to any Secured Debt that is issued or incurred after the date hereof, each Grantor agrees to take such actions (if any) as necessary or as otherwise may from time to time reasonably be requested by the Collateral Trustee or any Secured Debt Representative and enter into such technical amendments, modifications and/or supplements to the then existing Security Documents (or execute and deliver such additional Security Documents) as may from time to time be reasonably requested by such Persons (including as contemplated by clause (d) below), to ensure that the Additional Secured Debt is secured by, and entitled to the benefits of, the relevant Security Documents, and each Secured Party (by its acceptance of the benefits hereof and the execution of this Agreement) hereby agrees to, and authorizes the Collateral Trustee to enter into, any such technical amendments, modifications and/or supplements (and additional Security Documents). Each Grantor hereby further agrees that, if there are any recording, filing or other similar fees payable in connection with any of the actions to be taken pursuant to this Section 3.8(c) or Section 3.8(d), all such amounts shall be paid by, and shall be for the account of, the Grantors, on a joint and several basis.

(d)    Without limitation of the foregoing, each Grantor agrees to take the following actions with respect to any real property Collateral with respect to all Additional Secured Debt:

(1)    each applicable Grantor shall enter into, and deliver to the Collateral Trustee a mortgage modification (each such modification, a “Modification”) or new mortgage or deed of trust (only to the extent a new mortgage or deed of trust is required to effect such Modification) with regard to each real property located in the United States of America subject to a mortgage or deed of trust (each such mortgage or deed of trust a “Mortgage,” and each such property a “Mortgaged Property”), with such changes as may be required to account for local law matters, at the time of such incurrence, in proper form for recording in all applicable jurisdictions, in a form and substance reasonably satisfactory to the Collateral Trustee, and each applicable Grantor is jointly and severally liable to pay all filing and recording fees and taxes, documentary stamp taxes and other taxes, charges and fees, if any, necessary for filing or recording in the recording office of each jurisdiction where such real property to be encumbered thereby is situated; and

(2)    in connection with any Modification required under clause (1) above, Parent or the applicable Grantor will cause to be delivered such Mortgage Instruments as reasonably requested by the Collateral Trustee.

ARTICLE IV

OBLIGATIONS ENFORCEABLE BY THE GRANTORS

Section 4.1    Release of Liens on Collateral.

(a)    The Collateral Trustee’s Liens upon the Collateral will be automatically, and without the need for any consent or approval of any Secured Party or the Collateral Trustee (except as contemplated by clauses (5) and (6) below), released in any of the following circumstances:

(1)    in whole, upon Discharge of Secured Obligations;

(2)    as to any Collateral that is sold, transferred or otherwise disposed of (other than by lease or license) by Parent or any other Grantor in a transaction or other circumstance which is not prohibited by, and, to the extent applicable, in accordance with, all applicable Secured Debt Documents at the time of such sale, transfer or other disposition or to the extent of such Collateral sold, transferred or otherwise disposed of;

(3)    as to any Collateral sold in a foreclosure or similar transaction or in connection with any other exercise of remedies in accordance with the terms of this Agreement and the other Security Documents;

(4)    as to any property of a Grantor that becomes an Excluded Asset;

(5)    as to a release of less than all or substantially all of the Collateral (other than pursuant to clause (1), (2), (3) or (4) above), if directed by an Act of Required Secured Parties; and

(6)    as to a release of all or substantially all of the Collateral (other than pursuant to clause (1) above), if consent to release of that Collateral has been given by the Secured Debt Representatives representing the requisite percentage or number of holders of each Series of Secured Debt at the time outstanding as provided for in the applicable Secured Debt Documents and such release has become effective in accordance with such consent.

(b)    A Grantor shall be automatically released from its obligations under this Agreement and the other Security Documents and the Collateral Trustee’s Liens upon the Collateral of such Grantor and the capital stock or other equity interests of such Grantor shall be automatically released if such Grantor (x) ceases to be a Restricted Subsidiary (as defined in each applicable Secured Debt Document) or (y) becomes an Excluded Subsidiary (as defined in each applicable Secured Debt Document); provided that Parent has elected for such Excluded Subsidiary to be released in accordance with the Indenture.

(c)    The Collateral Trustee agrees for the benefit of Parent and the other Grantors that if the Collateral Trustee at any time receives:

(1)    an Officer’s Certificate stating that the conditions precedent in this Agreement and all other Secured Debt Documents, if any, relating to the release of the applicable Collateral have been complied with;

(2)    the proposed instrument or instruments releasing such Lien as to such property in recordable form, if applicable; and

(3)    in the case of a release requested pursuant to Section 4.1(a)(5) or Section 4.1(a)(6), the written confirmation of each Secured Debt Representative that consent from the applicable Secured Parties that are required to consent to such release has been obtained;

then the Collateral Trustee will promptly (i) execute (with such acknowledgements and/or notarizations as are required), deliver and provide Parent or such Grantor (or its designee or counsel) authorization to file (if applicable) such releases and such other documents (including UCC termination statements, reconveyances and customary pay-off letters) as Parent or such Grantor may reasonably request to evidence and effectuate such release to Parent or such Grantor and (ii) take such other actions (including return of any Collateral to Parent or such Grantor) as Parent or such Grantor may reasonably request in connection with such release, in each case, on or prior to the later of (x) the date specified in such request for such release and (y) the fifth Business Day after the date of receipt of the items required by this Section 4.1(c) by the Collateral Trustee.

(d)    The Collateral Trustee hereby agrees that in the case of any release pursuant to clause (2) of Section 4.1(a), if the terms of any such sale, transfer or other disposition require the payment of the purchase price to be contemporaneous with the delivery of the applicable release, then, at the written request of and at the expense of Parent or other applicable Grantor, the Collateral Trustee will deliver the release under customary escrow or other arrangements that permit such contemporaneous payment and delivery of the release.

Section 4.2    Delivery of Copies to Secured Debt Representatives. The Collateral Trustee will deliver to each Secured Debt Representative a copy of each document delivered to the Collateral Trustee pursuant to Section 4.1(c). The Secured Debt Representatives will not be obligated to take notice thereof or to act thereon.

Section 4.3    Preparing, Filing or Recording Release Documentation. In connection with any release of Collateral or any Grantor pursuant to Section 4.1(a) or (b), the Collateral Trustee shall, promptly upon the request of Parent or the applicable Grantor, (i) execute, and deliver all agreements, instruments or documents to effect such release and (ii) provide to Parent or the applicable Grantor (or its designee or counsel) authorization to serve, file, register or record any such agreement, instrument or document.

Section 4.4    Satisfaction of Obligations in Respect of any Series of Secured Debt.

(a)    Satisfaction of Obligations in Respect of the Notes. Notwithstanding anything herein to the contrary, in addition to any release pursuant to Section 4.1 hereof, the Collateral Trustee’s Priority Lien will no longer secure the Notes outstanding under the Indenture or any other Obligations under the Indenture, and the right of the holders of the Notes and such Obligations to the benefits and proceeds of the Collateral Trustee’s Priority Lien on the Collateral will automatically terminate and be discharged:

(1)    upon satisfaction and discharge of the Indenture as set forth under Article 11 of the Indenture;

(2)    upon a Legal Defeasance or Covenant Defeasance (each as defined under the Indenture) of the Notes as set forth under Article 8 of the Indenture;

(3)    upon payment in full and discharge of all Notes outstanding under the Indenture and all Obligations that are outstanding, due and payable under the Indenture at the time the Notes are paid in full and discharged;

(4)    upon occurrence of the Fall Away Date (as defined in the Indenture) under Section 4.20 of the Indenture; or

(5)    in whole or in part, with the consent of the holders of the requisite percentage of Notes in accordance with Article 9 of the Indenture.

(b)    Satisfaction of Obligations in Respect of any Series of Secured Debt other than the Notes. Notwithstanding anything herein to the contrary, in addition to any release pursuant to Section 4.1 hereof, (i) as to any Series of Secured Debt (other than the Notes), the Collateral Trustee’s Priority Lien automatically will no longer secure such Series of Secured Debt if the requirements of a Discharge of Secured Obligations are satisfied with respect to such Series of Secured Debt.

(c)    The Collateral Trustee shall not be deemed to have knowledge of any Discharge of Secured Obligations with respect to any Series of Secured Debt unless and until written notice thereof is delivered by the applicable Secured Debt Representative to the Collateral Trustee.

ARTICLE V

IMMUNITIES OF THE COLLATERAL TRUSTEE

Section 5.1    No Implied Duty. The Collateral Trustee will not have any fiduciary duties or other implied duties nor will it have responsibilities or obligations other than those expressly assumed by it in this Agreement and the other Security Documents. The Collateral Trustee will not be required to take any action that is contrary to applicable law or any provision of this Agreement or the other Security Documents. It is understood and agreed that the use of the term “trustee” herein or in any other Security Document (or any other similar term) with reference to a Collateral Trustee is not intended to connote any fiduciary or other implied (or express) obligations arising under agency or trustee doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties

Section 5.2    Appointment of Agents and Advisors. The Collateral Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, accountants, appraisers or other experts or advisors selected by it in good faith as it may reasonably require and will not be responsible for any misconduct or negligence on the part of any of them.

Section 5.3    Other Agreements.

(a)    The Collateral Trustee has accepted its appointment as Collateral Trustee hereunder. The Collateral Trustee is authorized and directed (i) to execute and deliver the Security Documents executed by the Collateral Trustee as of the date of this Agreement as well as any additional Security Documents from time to time that are required hereunder or reasonably requested by a Grantor or a Secured Debt Representative and is (or will be) bound by all such Security Documents upon effectiveness thereof and the Collateral Trustee shall execute all such Security Documents and (ii) in order to perfect the security interest to the Collateral Trustee on behalf of the Secured Parties granted by the Grantors on the Collateral held by such Grantors and in accordance with the terms of this Agreement, to execute, deliver and/or file or record (if applicable) any such Security Documents, instruments, financing statements or other documents with the applicable government body; provided, however, that such additional Security Documents do not adversely affect the rights, privileges, benefits and immunities of the Collateral Trustee. The Collateral Trustee will not otherwise be bound by, or be held obligated by, the provisions of any credit agreement, indenture or other agreement governing Secured Debt (other than this Agreement and the other Security Documents to which it is a party). In acting under any Security Document, the Collateral Trustee shall enjoy all the rights, protections, immunities and indemnities granted to it hereunder. To the extent applicable, the Collateral Trustee shall enjoy the same rights, protections, immunities and indemnities afforded to it under the Secured Debt Documents as agent of (or otherwise being appointed to act for the benefit of) the related Secured Debt Representative or Secured Parties in acting hereunder.

(b)    Upon receipt of a Collateral Trust Agreement Joinder, the Collateral Trustee shall execute the same.

Section 5.4    Solicitation of Instructions.

(a)    As to any matter not expressly provided for by this Agreement or the other Security Documents, the Collateral Trustee may at any time solicit written confirmatory instructions, in the form of an Act of Required Secured Parties, an Officer’s Certificate or an order of a court of competent jurisdiction, as to any action that it may be requested or required to take, or that it may propose to take, in the performance of any of its obligations under this Agreement or the other Security Documents.

(b)    No written direction given to the Collateral Trustee by an Act of Required Secured Parties that in the sole judgment of the Collateral Trustee imposes, purports to impose or might reasonably be expected to impose upon the Collateral Trustee any obligation or liability not set forth in or arising under this Agreement and the other Security Documents will be binding upon the Collateral Trustee unless the Collateral Trustee elects, at its sole option, to accept such direction. For the avoidance of doubt, Sections 7.9 and 7.10 shall apply with regard to any action taken by the Collateral Trustee in compliance with such request or direction.

Section 5.5    Limitation of Liability. The Collateral Trustee will not be responsible or liable for any action taken or omitted to be taken by it hereunder or under any other Security Document, except for its own negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. In no event shall the Collateral Trustee be responsible or liable for punitive, special, indirect, or consequential loss or damage of any kind whatsoever (including loss of profit) arising out of or in connection with this Agreement or any other Security Document or any agreement or transaction contemplated hereby irrespective of whether the Collateral Trustee has been advised of the likelihood of such loss or damage and regardless of the form of actions; provided that such limitation of liability shall not be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of the Collateral Trustee or any of its Affiliates. The Collateral Trustee shall in no event be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services.

Section 5.6    Documents in Satisfactory Form. The Collateral Trustee will be entitled to require that all agreements, certificates, opinions, instruments and other documents at any time submitted to it, including those expressly provided for in this Agreement, be delivered to it in a form and with substantive provisions reasonably satisfactory to it; provided that in no event shall the Collateral Trustee be deemed to be making a representation as to the accuracy, adequacy or sufficiency of such document.

Section 5.7    Entitled to Rely. The Collateral Trustee may seek and conclusively rely upon, and shall be fully protected in relying upon, any judicial order or judgment, upon any advice, opinion or statement of legal counsel, independent consultants and other experts selected by it in good faith and upon any certification, instruction, notice or other writing delivered to it by Parent or any other Grantor in compliance with the provisions of this Agreement or delivered to it by any Secured Debt Representative as to the Secured Parties for whom it acts, without being required to determine the authenticity thereof or the correctness of any fact stated therein or the propriety or validity of service thereof. The Collateral Trustee may act in reliance upon any instrument comporting with the provisions of this Agreement or any signature reasonably believed by it to be genuine and may assume that any Person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof or the other Security Documents has been duly authorized to do so. To the extent an Officer’s Certificate is required or permitted under this Agreement to be delivered to the Collateral Trustee in respect of any matter, the Collateral Trustee may rely conclusively on such Officer’s Certificate as to such matter and such Officer’s Certificate shall be full warranty and protection to the Collateral Trustee for any action taken, suffered or omitted by it under the provisions of this Agreement and the other Security Documents with respect to the transaction specified in such Officer’s Certificate.

Section 5.8    Secured Debt Default. The Collateral Trustee will not be required to inquire as to the occurrence or absence of any Secured Debt Default and will not be affected by or required to act upon any notice or knowledge as to the occurrence of any Secured Debt Default unless and until it is directed by an Act of Required Secured Parties. For the avoidance of doubt, and notwithstanding anything to the contrary herein, the Collateral Trustee shall not be subject to, or bound by, the terms and provisions of any documents to which it is not a party, and shall not be deemed to have knowledge of the terms and provisions of any document to which it is not a party.

Section 5.9    Actions by Collateral Trustee. As to any matter not expressly provided for by this Agreement or the other Security Documents, the Collateral Trustee will act or refrain from acting as directed by an Act of Required Secured Parties and will be fully protected if it does so, and any action taken, suffered or omitted pursuant hereto or thereto shall be binding on the Secured Parties.

Section 5.10    Security or Indemnity in favor of the Collateral Trustee. The Collateral Trustee will not be required to advance or expend any funds or otherwise incur any financial liability in the performance of its duties or the exercise of its powers or rights hereunder unless it has been provided with security or indemnity reasonably satisfactory to it against any and all liability, loss, fee or expense which may be incurred by it by reason of taking or continuing to take such action.

Section 5.11    Rights of the Collateral Trustee. In the event of any conflict between any terms and provisions set forth in this Agreement and those set forth in any other

Security Document, the terms and provisions of this Agreement shall supersede and control the terms and provisions of such other Security Document with respect to the priority of the Liens created by the Security Documents and the rights and remedies of the Collateral Trustee. In the event there is any bona fide, good faith disagreement between the other parties to this Agreement or any of the other Security Documents resulting in adverse claims being made in connection with Collateral held by the Collateral Trustee and the terms of this Agreement or any of the other Security Documents do not unambiguously mandate the action the Collateral Trustee is to take or not to take in connection therewith under the circumstances then existing, or the Collateral Trustee is in doubt as to what action it is required to take or not to take hereunder or under the other Security Documents, it will be entitled to refrain from taking any action (and will incur no liability for doing so) until directed otherwise in writing by a request signed jointly by the parties hereto entitled to give such direction or by order of a court of competent jurisdiction.

Section 5.12    Limitations on Duty of Collateral Trustee in Respect of Collateral.

(a)    Beyond the exercise of reasonable care in the custody of Collateral in its possession, the Collateral Trustee will have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto and the Collateral Trustee will not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any Liens on the Collateral; provided, however, that, notwithstanding the foregoing, the Collateral Trustee will execute, file or record UCC-3 continuation statements and other documents and instruments to preserve, protect or perfect the security interests granted to the Collateral Trustee (subject to the priorities set forth herein) if it shall receive a specific written request to execute, file or record the particular continuation statement or other specific document or instrument by any Secured Debt Representative. The Collateral Trustee shall deliver to each other Secured Debt Representative a copy of any such written request. The Collateral Trustee will be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and the Collateral Trustee will not be liable or responsible for any loss or diminution in the value of any of the Collateral by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the Collateral Trustee in good faith.

(b)    Except as provided in Section 5.12(a), the Collateral Trustee will not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Liens in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes gross negligence or willful misconduct on the part of the Collateral Trustee as determined by a court of competent jurisdiction by final and nonappealable judgment, for the validity or sufficiency of the Collateral or any agreement or assignment contained therein, for the validity of the title of any Grantor to the Collateral, for insuring the Collateral or for the payment of taxes, charges, assessments or Liens upon the Collateral or otherwise as to the maintenance of the Collateral. The Collateral Trustee hereby disclaims any representation or warranty to the current and future holders of the Secured Obligations concerning the perfection of the security interests granted to it or in the value of any Collateral.

Section 5.13    Assumption of Rights, Not Assumption of Duties. Notwithstanding anything to the contrary contained herein:

(1)    each of the parties thereto (other than the Collateral Trustee) will remain liable under each of the Security Documents (other than this Agreement) to the extent set forth therein to perform all of their respective duties and obligations thereunder to the same extent as if this Agreement had not be executed;

(2)    the exercise by the Collateral Trustee of any of its rights, remedies or powers hereunder will not release such parties from any of their respective duties or obligations under the other Security Documents; and

(3)    the Collateral Trustee will not be obligated to perform any of the obligations or duties of any of the parties to the Security Documents other than the obligations and duties of the Collateral Trustee.

Section 5.14    No Liability for Clean-Up of Hazardous Materials. In the event that the Collateral Trustee is required to acquire title to an asset for any reason, or take any managerial action of any kind in regard thereto, in order to carry out any fiduciary or trust obligation for the benefit of another, which in the Collateral Trustee’s sole discretion may cause the Collateral Trustee to be considered an “owner or operator” under any environmental laws or otherwise cause the Collateral Trustee to incur, or be exposed to, any environmental liability or any liability under any other federal, state or local law, the Collateral Trustee reserves the right, instead of taking such action, either to resign as Collateral Trustee or to arrange for the transfer of the title or control of the asset to a court appointed receiver. The Collateral Trustee will not be liable to any Person for any environmental liability or any environmental claims or contribution actions under any federal, state or local law, rule or regulation by reason of the Collateral Trustee’s actions and conduct as authorized, empowered and directed hereunder or relating to any kind of discharge or release or threatened discharge or release of any hazardous materials into the environment.

Section 5.15    Act of Required Secured Party, etc.

(a)    At the request of the Collateral Trustee, each Secured Debt Representative shall provide any information requested by the Collateral Trustee in order to determine whether any act, direction or vote of holders of Secured Debt meets the definition of “Act of Required Secured Parties”. Each such Secured Debt Representative shall be required to determine whether any Secured Debt is held by Parent or any Affiliate of a Grantor for purposes of clauses (i) and (ii) of the definition of “Act of Required Secured Parties.”

(b)    The Collateral Trustee shall not be deemed to have knowledge of any Discharge of Secured Obligations unless and until written notice thereof is delivered to the Collateral Trustee pursuant to Section 7.7.

(c)    The Collateral Trustee shall be entitled to conclusively rely on the information provided by each such Secured Debt Representative pursuant to this Section 5.15.

ARTICLE VI

RESIGNATION AND REMOVAL OF THE COLLATERAL TRUSTEE

Section 6.1    Resignation or Removal of Collateral Trustee. Subject to the appointment of a successor Collateral Trustee as provided in Section 6.2 and the acceptance of such appointment by the successor Collateral Trustee:

(a)    the Collateral Trustee may resign at any time by giving not less than 30 days’ notice of resignation to each Secured Debt Representative and Parent; and

(b)    the Collateral Trustee may be removed at any time, with or without cause, by an Act of Required Secured Parties.

Section 6.2    Appointment of Successor Collateral Trustee. Upon any such resignation or removal, a successor Collateral Trustee may be appointed by an Act of Required Secured Parties (with the consent of Parent, such consent not to be unreasonably withheld or delayed); provided that no such consent shall be required upon the occurrence of a Secured Debt Default. If no successor Collateral Trustee has been so appointed and accepted such appointment within 30 days after the predecessor Collateral Trustee gave notice of resignation or was removed, the retiring Collateral Trustee may (at the expense of Parent), at its option, appoint a successor Collateral Trustee, or petition a court of competent jurisdiction for appointment of a successor Collateral Trustee, which must be a bank or trust company:

(1)    authorized to exercise corporate trust powers;

(2)    having a combined capital and surplus of at least $500,000,000;

(3)    maintaining an office in New York, New York;

(4)    reasonably satisfactory to Parent.

The Collateral Trustee will fulfill its obligations hereunder until a successor Collateral Trustee meeting the requirements of this Section 6.2 has accepted its appointment as Collateral Trustee and the provisions of Section 6.3 have been satisfied.

Section 6.3    Succession. When the Person so appointed as successor Collateral Trustee accepts such appointment:

(1)    such Person will succeed to and become vested with all the rights, powers, privileges and duties of the predecessor Collateral Trustee, and the predecessor Collateral Trustee will be discharged from its duties and obligations hereunder;

(2)    the predecessor Collateral Trustee will (at the expense of Parent) promptly transfer all Liens and collateral security and other property of the Trust Estate within its possession or control to the possession or control of the successor Collateral Trustee and will execute instruments and assignments as may be necessary or desirable or reasonably requested by the successor Collateral Trustee to transfer to the successor Collateral Trustee all Liens, interests, rights, powers and remedies of the predecessor Collateral Trustee in respect of the Security Documents or the Trust Estate; and

(3)    the predecessor Collateral Trustee will transfer its rights under the Parallel Debt to the successor Collateral Trustee.

Thereafter the predecessor Collateral Trustee will remain entitled to enforce the immunities granted to it in Article V and the provisions of Sections 7.9 and 7.10.

Section 6.4    Merger, Conversion or Consolidation of Collateral Trustee. Any Person into which the Collateral Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Collateral Trustee shall be a party, or any Person succeeding to the business of the Collateral Trustee shall be the successor of the Collateral Trustee pursuant to Section 6.3; provided that (i) without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto, except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding, such Person satisfies the eligibility requirements specified in clauses (1) through (4) of Section 6.2 and (ii) prior to any such merger, conversion or consolidation, the Collateral Trustee shall have notified Parent and each Secured Debt Representative thereof in writing.

ARTICLE VII

MISCELLANEOUS PROVISIONS

Section 7.1    Amendment.

(a)    No amendment, supplement or waiver to the provisions of any Security Document will be effective without the approval of the Collateral Trustee (solely with respect to amendments of the type described in clauses (2)(A) and (B) below, acting as directed by an Act of Required Secured Parties), and in connection with any of the following, without the approval of the parties specified therein (which approval should be deemed provided upon such parties delivery of an executed counterpart of such amendment):

(1)    any amendment, supplement or waiver that has the effect solely of:

(A)    adding or maintaining Collateral, securing additional Secured Obligations that are otherwise not prohibited by the terms of any Secured Debt Document to be secured by the Collateral or preserving, perfecting or establishing the Liens thereon or the rights of the Collateral Trustee therein; or

(B)    providing for the assumption of any Grantor’s obligations under any Secured Debt Document in the case of a merger or consolidation or sale of all or substantially all of the assets of such Grantor to the extent not prohibited by the terms of any applicable Secured Debt Document, will become effective when (x) executed and delivered to the Collateral Trustee (which shall sign the same promptly upon receipt) by Parent or any other applicable Grantor party thereto and (y) executed by the Collateral Trustee in accordance with the foregoing clause (x);

(2)    no amendment, supplement or waiver that reduces, impairs or adversely affects the right of any Secured Party:

(A)    to vote its outstanding Secured Debt as to any matter described as subject to an Act of Required Secured Parties (or amends the provisions of this Section 7.1(a) (2) or the definition of “Act of Required Secured Parties”);

(B)    to share in the order of application described in Section 3.4 in the proceeds of enforcement of or realization on any Collateral that has not been released in accordance with the provisions described in Section 4.1 or 4.4;

(C)    to require that Liens securing Secured Obligations be released only as set forth in the provisions described in Section 4.1 or 4.4; or

(D)    under this Section 7.1,

will become effective without the consent of each Secured Debt Representative (acting in accordance with the applicable Secured Debt Documents) of each Series of Secured Debt so affected under the applicable Secured Debt Documents; and

(3)    no amendment or supplement that imposes any obligation upon the Collateral Trustee or any Secured Debt Representative or adversely affects the rights of the Collateral Trustee or any Secured Debt Representative, respectively, in its capacity as such will become effective without the consent of the Collateral Trustee or such Secured Debt Representative, respectively.

(b)    The Collateral Trustee will not enter into any amendment, supplement or waiver unless it has received an Officer’s Certificate to the effect that such amendment, supplement or waiver will not result in a breach of any provision or covenant contained in any of the Secured Debt Documents; provided that this clause (b) shall not apply to any Collateral Trust Agreement Joinder delivered pursuant to Section 7.18.

(c)    Notwithstanding anything to the contrary herein, following the date hereof, the Security Documents and any related documents may be amended, supplemented and/or waived at the request of Parent or at the direction of the Collateral Trustee, in each case, in accordance with the terms of any applicable Secured Debt Documents without obtaining an Act of Required Secured Parties if such amendment or waiver is to (x) comply with local law or advice of local counsel, (y) fix ambiguities, omissions or defects or (z) cause this Agreement, such Security Documents or such other agreements or documents to be consistent with this Agreement and/or one or more Secured Debt Documents, as applicable.

(d)    For the avoidance of doubt, a Collateral Trust Agreement Joinder (and any amendments or supplements to the Security Documents required in connection with such Collateral Trust Agreement Joinder) shall not constitute an amendment, supplement or waiver for purposes of this Section 7.1.

Section 7.2    Voting. In connection with any matter under this Agreement requiring a vote of holders of Secured Debt, each Series of Secured Debt will cast its votes in accordance with the Secured Debt Documents governing such Series of Secured Debt. The amount of Secured Debt to be voted by a Series of Secured Debt will equal (1) the aggregate principal amount of Secured Debt held by such Series of Secured Debt (including outstanding letters of credit whether or not then available or drawn), plus (2) other than in connection with an exercise of remedies, the aggregate unfunded commitments to extend credit which, when funded, would constitute Funded Debt of such Series of Secured Debt. Following and in accordance with the outcome of the applicable vote under its Secured Debt Documents, the Secured Debt Representative of each Series of Secured Debt will cast all of its votes under that Series of Secured Debt as a block in respect of any vote under this Agreement.

Section 7.3    Further Assurances.

(a)    Parent and each of the other Grantors will do or cause to be done all acts and things that may be required, or that the Collateral Trustee from time to time may reasonably request, to assure and confirm that the Collateral Trustee holds, for the benefit of the Secured Parties, duly created and enforceable and perfected Liens upon the Collateral (including any property or assets that are acquired or otherwise become, or are required by any Secured Debt Document to become, Collateral after the date hereof), in each case as contemplated by, and with the Lien priority required under, the Secured Debt Documents.

(b)    Upon the reasonable request of the Collateral Trustee at any time and from time to time, each Grantor will promptly execute, acknowledge and deliver such security documents, instruments, certificates, notices and other documents, and take such other actions as may be reasonably required, or that the Collateral Trustee may reasonably request, to create, perfect, protect, assure or enforce the Liens and benefits intended to be conferred, in each case as contemplated by the Secured Debt Documents or Security Documents for the benefit of the Secured Parties.

Section 7.4    Successors and Assigns.

(a)    Except as provided in Section 5.2, the Collateral Trustee may not, in its capacity as such, delegate any of its duties or assign any of its rights hereunder, and any attempted delegation or assignment of any such duties or rights will be null and void. All obligations of the Collateral Trustee hereunder will inure to the sole and exclusive benefit of, and be enforceable by, each Secured Debt Representative and each present and future holder of Secured Obligations, each of whom will be entitled to enforce this Agreement as a third-party beneficiary hereof, and all of their respective successors and assigns.

(b)    Except in connection with a transaction permitted by the applicable Secured Debt Documents, neither Parent nor any other Grantor may delegate any of its duties or assign any of its rights hereunder, and any attempted delegation or assignment of any such duties or rights will be null and void. All obligations of Parent and the other Grantors hereunder will inure to the sole and exclusive benefit of, and be enforceable by, the Collateral Trustee, each Secured Debt Representative and each present and future holder of Secured Obligations, each of whom will be entitled to enforce this Agreement as a third-party beneficiary hereof, and all of their respective successors and assigns.

Section 7.5    Delay and Waiver. No failure to exercise, no course of dealing with respect to the exercise of, and no delay in exercising, any right, power or remedy arising under this Agreement or any of the other Security Documents will impair any such right, power or remedy or operate as a waiver thereof. No single or partial exercise of any such right, power or remedy will preclude any other or future exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

Section 7.6    Notices. Any communications, including notices and instructions, between the parties hereto or notices provided herein to be given may be given to the following addresses:

If to the Collateral Trustee:

Wilmington Trust, National Association

1100 North Market Street

Wilmington, Delaware 19890

Attention: Andrew Lennon

Telephone: 302-636-6473

Fax: 302-636-4145

If to Parent or any other Grantor:

1400 Atwater Drive

Malvern, Pennsylvania 19355

United States

Attention: Chief Legal Officer

Telecopy Number: (484) 713-5204

If to the Indenture Trustee:

Wells Fargo Bank, National Association

150 East 42nd Street, 40th floor

New York, NY 10017

Fax: (917) 260-1593

Attention: Corporate Trust Services – Administrator for Endo 9.5% Senior Secured Second Lien Notes due 2027

and if to any other Secured Debt Representative, to such address as it may specify by written notice to the parties named above.

Any of the foregoing parties may specify a different or an additional address to which notices should be sent under this Agreement by sending other parties written notice of the new or additional address in the manner provided in this Section.

All notices and communications will be transmitted by electronic mail, telecopy or by first class mail, certified or registered, return receipt requested, or by overnight air courier guaranteeing next day delivery, to the relevant electronic mail address, fax number or address set forth above or, as to holders of Secured Debt, its contact information shown on the register kept by the office or agency where the relevant Secured Debt may be presented for registration of transfer or for exchange. To the extent applicable, any notice or communication will also be so transmitted by the Indenture Trustee to any Person described in § 313(c) of the Trust Indenture Act of 1939, as amended, to the extent required thereunder. Failure to transmit a notice or communication to a holder of Secured Debt or any defect in it will not affect its sufficiency with respect to other holders of Secured Debt.

If a notice or communication is mailed in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

Section 7.7    Notice Following Discharge of Secured Obligations. Promptly following the Discharge of Secured Obligations with respect to one or more Series of Secured Debt, each Secured Debt Representative with respect to each applicable Series of Secured Debt that is so discharged will provide written notice of such discharge to the Collateral Trustee and to each other Secured Debt Representative.

Section 7.8    Entire Agreement. This Agreement states the complete agreement of the parties relating to the undertaking of the Collateral Trustee set forth herein and supersedes all oral negotiations and prior writings in respect of such undertaking.

Section 7.9    Compensation; Expenses. The Grantors agree to pay, promptly upon demand:

(a)    such compensation to the Collateral Trustee and its agents as Parent and the Collateral Trustee may agree in writing on the date hereof; and

(b)    jointly and severally, no later than fifteen (15) days after written demand therefor:

(1)    all reasonable, documented out-of-pocket costs and expenses incurred by the Collateral Trustee and its agents in the preparation, execution, delivery, filing, recordation, administration or enforcement of this Agreement or any other Security Document or any consent, amendment, waiver or other modification relating hereto or thereto;

(2)    all reasonable, documented out-of-pocket fees, expenses and disbursements of legal counsel and any auditors, accountants, consultants or appraisers or other professional advisors and agents engaged by the Collateral Trustee incurred in connection with (i) the negotiation, preparation, closing, administration, performance or enforcement of this Agreement and the other Security Documents (or any consent, amendment, waiver or other modification relating hereto or thereto and any other document or matter requested by Parent or any other Grantor), (ii) the transactions contemplated thereby and (iii) the exercise of rights or performance of obligations of the Collateral Trustee thereunder; provided, however, that in no event shall the Grantors be obligated to pay fees and expenses for more than one primary counsel to the Collateral Trustee (and up to one local counsel in each applicable jurisdiction and regulatory counsel);

(3)    all reasonable, documented out-of-pocket costs and expenses incurred by the Collateral Trustee and its agents in creating, perfecting, preserving, releasing or enforcing the Collateral Trustee’s Liens on the Collateral, including filing and recording fees, expenses and taxes, stamp or documentary taxes, search fees, and title insurance premiums;

(4)    subject to the proviso in clause (2), after the occurrence of any Secured Debt Default, all reasonable, documented out-of-pocket costs and expenses incurred by the Collateral Trustee and its agents in connection with the preservation, collection, foreclosure or enforcement of the Collateral subject to the Security Documents or any interest, right, power or remedy of the Collateral Trustee or in connection with the collection or enforcement of any of the Secured Obligations or the proof, protection, administration or resolution of any claim based upon the Secured Obligations in any Insolvency or Liquidation Proceeding, including all reasonable, documented out-of-pocket fees and disbursements of attorneys, accountants, auditors, consultants, appraisers and other professionals engaged by the Collateral Trustee and its agents.

The agreements in this Section 7.9 will survive repayment of all other Secured Obligations and the removal or resignation of the Collateral Trustee.

Section 7.10    Indemnity.

(a)    The Grantors jointly and severally agree to defend, indemnify, pay and hold harmless the Collateral Trustee and its Affiliates and each and all of the directors, officers, partners, trustees, employees, attorneys and agents, and (in each case) their respective heirs, representatives, successors and assigns (each of the foregoing, an “Indemnitee”) from and against any and all Indemnified Liabilities, regardless of whether such claim is asserted by any Secured Party, Secured Debt Representative or Grantor; provided that no Indemnitee will be entitled to indemnification hereunder with respect to any Indemnified Liability to the extent such Indemnified Liability is found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee.

(b)    All amounts due under this Section 7.10 will be payable not later than fifteen (15) days upon written demand therefore.

(c)    To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in Section 7.10(a) may be unenforceable in whole or in part because they violate any law or public policy, each of the Grantors will contribute the maximum portion that it is permitted to pay and satisfy under applicable law to the payment and satisfaction of all Indemnified Liabilities incurred by Indemnitees or any of them.

(d)    To the extent permitted by applicable law, no Grantor shall ever assert, and each Grantor hereby waives, any claim against any Indemnitee, on any theory of liability, for any lost profits or special, indirect or consequential damages or (to the fullest extent a claim for punitive damages may lawfully be waived) any punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, any Security Documents or any agreement or instrument or transaction contemplated hereby or relating in any respect to any Indemnified Liability.

(e)    The agreements in this Section 7.10 will survive repayment of all other Secured Obligations and the removal or resignation of the Collateral Trustee.

Section 7.11    Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereto shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 7.12    Section Headings. The section headings and Table of Contents used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

Section 7.13    Obligations Secured. All obligations of the Grantors set forth in or arising under this Agreement will be Secured Obligations and are secured by all Liens granted by the Security Documents.

Section 7.14    Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York.

Section 7.15    Consent to Jurisdiction; Service of Process.

(a)    Each Grantor hereby irrevocably and unconditionally submits for themselves and their property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any shall affect any right that any party hereto or Secured Party may otherwise have to bring any action or proceeding relating to this Agreement against any Grantor or its properties in the courts of any jurisdiction.

(b)    Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.6. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

Section 7.16    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 7.17    Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile (e.g. “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof.

Section 7.18    Additional Grantors. Parent will cause each Subsidiary of Parent that hereafter becomes a Grantor or is required by any Secured Debt Document to become a party to this Agreement to become a party to this Agreement, for all purposes of this Agreement, by causing such Subsidiary to execute and deliver to the Collateral Trustee a Collateral Trust Agreement Joinder, whereupon such Subsidiary will be bound by the terms hereof to the same extent as if it had executed and delivered this Agreement as of the date hereof.

Section 7.19    Continuing Nature of this Agreement. This Agreement will be reinstated if at any time any payment or distribution in respect of any of the Secured Obligations is rescinded or must otherwise be returned in an Insolvency or Liquidation Proceeding or otherwise by any Secured Party or Secured Debt Representative or any representative of any such party (whether by demand, settlement, litigation or otherwise).

Section 7.20    Insolvency. This Agreement will be applicable both before and after the commencement of any Insolvency or Liquidation Proceeding by or against any Grantor. The relative rights, as provided for in this Agreement, will continue after the commencement of any such Insolvency or Liquidation Proceeding on the same basis as prior to the date of the commencement of any such case, as provided in this Agreement.

Section 7.21    Rights and Immunities of Secured Debt Representatives. The Indenture Trustee will be entitled to all of the rights, protections, immunities and indemnities set forth in the Indenture and any future Secured Debt Representative will be entitled to all of the rights, protections, immunities and indemnities set forth in the credit agreement, indenture or other agreement governing the applicable Secured Debt with respect to which such Person will act as representative, in each case as if specifically set forth herein. In no event will any Secured Debt Representative be liable for any act or omission on the part of the Grantors or the Collateral Trustee hereunder.

Section 7.22    Modification of Secured Debt Documents. Parent and any other Grantor shall be permitted to amend, replace, refinance, increase, substitute or modify any other Secured Debt Document or enter into any additional Secured Debt or the applicable Secured Debt Documents, in each case in accordance with the terms of the Secured Debt Documents.

Section 7.23    Confidentiality.

The Collateral Trustee agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed:

(a)    to its Affiliates and its and their respective directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential);

(b)    to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Affiliates (including any self-regulatory authority, such as the National Association of Insurance Commissioners);

(c)    to the extent required by applicable laws or regulations or by any subpoena or similar legal process;

(d)    to any other party to this Agreement;

(e)    in connection with the exercise of any remedies under the Security Documents or any Secured Debt Document or any suit, action or proceeding relating to the Security Documents or any Secured Debt Document or the enforcement of rights hereunder or thereunder;

(f)    subject to an agreement containing provisions substantially the same as those of this Section, to (i) any assignee of or beneficiary of, or any prospective assignee of or beneficiary of, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its Affiliates) to any swap, derivative or other transaction relating to Parent or its Restricted Subsidiaries (as defined in the applicable Secured Debt Document) and their obligations;

(g)    with the prior written consent of Parent; or

(h)    to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section by the disclosing party or its Affiliates or (ii) becomes available to the Collateral Trustee on a nonconfidential basis from a source other than the Grantors.

(i)    For the purposes of this Section, “Information” means all information received from (or on behalf of) Parent or its Subsidiaries relating to Parent, its Subsidiaries or their respective businesses, other than any such information that is available to the Collateral Trustee on a nonconfidential basis prior to disclosure by Parent or its Subsidiaries.

Section 7.24    Jurisdiction Specific Provisions.

(a)    Dutch Law Provisions.

The Collateral Trustee is hereby authorized to execute and deliver any documents necessary or appropriate to create and perfect the rights of pledge for the benefit of the Secured Parties under Security Documents governed by the laws of the Netherlands (the “Dutch Security Documents”). Without prejudice to the provisions of this Agreement and the other Secured Debt Documents, the parties hereto acknowledge and agree with the creation of parallel debt obligations of Parent or any relevant Subsidiary as will be described in the Dutch Security Documents (the “Parallel Debt”), including that any payment received by the Collateral Trustee in respect of the Parallel Debt will, conditionally upon such payment not subsequently being avoided or reduced by virtue of any provisions or enactments relating to bankruptcy, insolvency, preference, liquidation or similar laws of general application, be deemed a satisfaction of a pro rata portion of the corresponding amounts of the Secured Obligations, and any payment to the Secured Parties in satisfaction of the Secured Obligations shall, conditionally upon such payment not subsequently being avoided or reduced by virtue of any provisions or enactments relating to bankruptcy, insolvency, preference, liquidation or similar laws of general application, be deemed as satisfaction of the corresponding amount of the Parallel Debt. The parties hereto acknowledge and agree that, for purposes of the Dutch Security Documents, any resignation by the Collateral Trustee is not effective until its rights under the Parallel Debt are assigned to the successor Collateral Trustee.

(b)    Canadian Law Provisions.

For greater certainty, and without limiting the powers of the Collateral Trustee and each other Secured Party acting through its respective Secured Debt Representative hereby acknowledge that the Collateral Trustee is also acting as hypothecary representative of the Secured Parties as contemplated under Article 2692 of the Civil Code of Quebec in order to hold hypothecs and security granted by any Grantor on property pursuant to the laws of the Province of Quebec. The execution by the Collateral Trustee as hypothecary representative prior to this appointment of any deeds of hypothec or other security documents is hereby ratified and confirmed. The appointment of the Collateral Trustee, acting as hypothecary representative, shall be deemed to have been ratified and confirmed by each Person accepting the benefits of the Security Documents. The resignation or removal of the Collateral Trustee and appointment of a successor Collateral Trustee, shall also include its resignation or removal, and appointment, as the case may be, as hypothecary representative without further formality, except the filing of a notice of replacement of hypothecary representative pursuant to Article 2692 of the Civil Code of Quebec.

Section 7.25    First Lien/Second Lien Intercreditor Agreement. Notwithstanding anything to the contrary set forth herein, the priority of the Liens created hereby and the rights and remedies of Collateral Trustee hereunder are subject to the terms and provisions of the First Lien/Second Lien Intercreditor Agreement. In the event of any inconsistency between the provisions of this Agreement or the First Lien/Second Lien Intercreditor Agreement with respect to the priority of the Liens created hereby and the rights and remedies of the Collateral Trustee, the provisions of the First Lien/Second Lien Intercreditor Agreement shall supersede the provisions of this Agreement. Any provision of this Agreement to the contrary notwithstanding, no Grantor shall be required to act or refrain from acting in a manner that is inconsistent with the terms and provisions of the First Lien/Second Lien Intercreditor Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Trust Agreement to be executed by their respective officers or representatives as of the day and year first above written.

GIVEN under the COMMON SEAL of ENDO INTERNATIONAL PLC, as a Grantor by:

/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

[Signature Page – Collateral Trust Agreement]

ACTIENT THERAPEUTICS LLC
ANCHEN 2 INCORPORATED
ANCHEN INCORPORATED
ANCHEN PHARMACEUTICALS, INC.
ANCHEN PHARMACEUTICALS 2, INC.
ASTORA WOMEN’S HEALTH, LLC
AUXILIUM INTERNATIONAL HOLDINGS, LLC
AUXILIUM PHARMACEUTICALS, LLC
DAVA PHARMACEUTICALS, LLC
ENDO AESTHETICS LLC
ENDO GENERICS HOLDINGS, INC.
ENDO GLOBAL FINANCE LLC
ENDO HEALTH SOLUTIONS INC.
ENDO INNOVATION VALERA LLC
ENDO PHARMACEUTICALS INC.
ENDO PHARMACEUTICALS FINANCE LLC
ENDO PHARMACEUTICALS SOLUTIONS INC.
ENDO PHARMACEUTICALS VALERA INC.
ENDO U.S. FINANCE, LLC
GENERICS INTERNATIONAL (US PARENT), INC.
GENERICS INTERNATIONAL (US) 2, INC.
GENERICS INTERNATIONAL (US), INC.
GENERICS INTERNATIONAL VENTURES ENTERPRISES LLC
INNOTEQ 2, INC.
INNOTEQ, INC.
JHP GROUP HOLDINGS, LLC
JHP GROUP HOLDINGS 2, INC.
KALI LABORATORIES, LLC
KALI LABORATORIES 2, INC.
PAR, LLC
PAR PHARMACEUTICAL, INC.
PAR PHARMACEUTICAL 2, INC.
PAR PHARMACEUTICAL COMPANIES, INC.
PAR PHARMACEUTICAL HOLDINGS, INC.
PAR STERILE PRODUCTS, LLC
PAR TWO, INC.
SLATE PHARMACEUTICALS, LLC each, as a Grantor

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

[Signature Page – Collateral Trust Agreement]

ENDO LLC
ENDO FINCO INC.
ENDO FINANCE LLC
ENDO FINANCE OPERATIONS LLC
ENDO U.S. INC.
PALADIN LABS CANADIAN HOLDING INC.
PALADIN LABS INC. each, as a Grantor

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Secretary

ACTIENT PHARMACEUTICALS LLC
AUXILIUM US HOLDINGS, LLC each, as a Grantor
By: AUXILIUM PHARMACEUTICALS, LLC, as its Manager

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

70 MAPLE AVENUE, LLC
TIMM MEDICAL HOLDINGS, LLC each, as a Grantor
By: ACTIENT PHARMACEUTICALS LLC, as its Manager
By: AUXILIUM PHARMACEUTICALS, LLC, as its Manager

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

GENERICS BIDCO I, LLC
MOORES MILL PROPERTIES L.L.C.
QUARTZ SPECIALTY PHARMACEUTICALS, LLC
VINTAGE PHARMACEUTICALS, LLC each, as a Grantor
By: GENERICS INTERNATIONAL (US), INC., as its Manager

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

[Signature Page – Collateral Trust Agreement]

ENDO PAR INNOVATION COMPANY, LLC, as a Grantor
By: PAR PHARMACEUTICAL, INC., as its Manager

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

JHP ACQUISITION, LLC, as a Grantor
By: JHP GROUP HOLDINGS, LLC, as its Manager

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

DAVA INTERNATIONAL, LLC, as a Grantor
By: DAVA PHARMACEUTICALS, LLC, as its Manager

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

[Signature Page – Collateral Trust Agreement]

ENDO SOMAR HOLDINGS B.V., as a Grantor

By:	/s/ Rahul Garella
Name:	Rahul Garella
Title:	Managing Director A

By:	/s/ Gert Jan Rietberg
Name:	Gert Jan Rietberg
Title:	Managing Director B

[Signature Page – Collateral Trust Agreement]

PAR LABORATORIES EUROPE, LTD., as a Grantor

By:	/s/ Rahul Garella
Name:	Rahul Garella
Title:	Director

[Signature Page – Collateral Trust Agreement]

ENDO VENTURES CYPRUS LIMITED, as a Grantor

By:	/s/ Jennifer Veronica O’Connell
Name:	Jennifer Veronica O’Connell
Title:	Director

[Signature Page – Collateral Trust Agreement]

ENDO VENTURES BERMUDA LIMITED, as a Grantor

By:	/s/ Marie-Therese Bolger
Name:	Marie-Therese Bolger
Title:	Director

ENDO GLOBAL VENTURES, as a Grantor

By:	/s/ Marie-Therese Bolger
Name:	Marie-Therese Bolger
Title:	Director

ENDO BERMUDA FINANCE LIMITED, as a Grantor

By:	/s/ Rahul Garella
Name:	Rahul Garella
Title:	Director

OPERATIONS REFINANCING COMPANY BERMUDA LIMITED, as a Grantor

By:	/s/ Mark T. Bradley
Name:	Mark T. Bradley
Title:	Director

[Signature Page – Collateral Trust Agreement]

SIGNED and DELIVERED as a DEED

for and on behalf of ENDO DESIGNATED ACTIVITY COMPANY, as a Grantor,

by its lawfully appointed attorney

/s/ Jennifer O’ Connell
Attorney Signature

in the presence of:

/s/ Luke William Preston-Marshall
Witness Signature

Luke William Preston-Marshall
Witness Name

Crosbie’s Yrd, Dublin 3
Witness Address

Solicitor
Witness Occupation

[Signature Page – Collateral Trust Agreement]

SIGNED and DELIVERED as a DEED

for and on behalf of ENDO AESTHETICS LOGISTICS LIMITED, as a Grantor,

by its lawfully appointed attorney

/s/ Jennifer O’ Connell
Attorney Signature

in the presence of:

/s/ Luke William Preston-Marshall
Witness Signature

Luke William Preston-Marshall
Witness Name

Crosbie’s Yrd, Dublin 3
Witness Address

Solicitor
Witness Occupation

[Signature Page – Collateral Trust Agreement]

SIGNED and DELIVERED as a DEED

for and on behalf of ENDO GLOBAL AESTHETICS LIMITED, as a Grantor by its lawfully appointed attorney

/s/ Jennifer O’ Connell
Attorney Signature

in the presence of:

/s/ Luke William Preston-Marshall
Witness Signature

Luke William Preston-Marshall
Witness Name

Crosbie’s Yrd, Dublin 3
Witness Address

Solicitor
Witness Occupation

[Signature Page – Collateral Trust Agreement]

SIGNED and DELIVERED as a DEED

for and on behalf of ENDO PROCUREMENT OPERATIONS LIMITED, as a Grantor,

by its lawfully appointed attorney

/s/ Jennifer O’ Connell
Attorney Signature

in the presence of:

/s/ Luke William Preston-Marshall
Witness Signature

Luke William Preston-Marshall
Witness Name

Crosbie’s Yrd, Dublin 3
Witness Address

Solicitor
Witness Occupation

[Signature Page – Collateral Trust Agreement]

SIGNED and DELIVERED as a DEED

for and on behalf of ENDO GLOBAL BIOLOGICS LIMITED, as a Grantor,

by its lawfully appointed attorney

/s/ Jennifer O’ Connell
Attorney Signature

in the presence of:

/s/ Luke William Preston-Marshall
Witness Signature

Luke William Preston-Marshall
Witness Name

Crosbie’s Yrd, Dublin 3
Witness Address

Solicitor
Witness Occupation

[Signature Page – Collateral Trust Agreement]

SIGNED and DELIVERED as a DEED

for and on behalf of ENDO GLOBAL DEVELOPMENT LIMITED, as a Grantor,

by its lawfully appointed attorney

/s/ Jennifer O’ Connell
Attorney Signature

in the presence of:

/s/ Luke William Preston-Marshall
Witness Signature

Luke William Preston-Marshall
Witness Name

Crosbie’s Yrd, Dublin 3
Witness Address

Solicitor
Witness Occupation

[Signature Page – Collateral Trust Agreement]

SIGNED and DELIVERED as a DEED

for and on behalf of ENDO FINANCE UNLIMITED COMPANY, as a Grantor,

by its lawfully appointed attorney

/s/ Jennifer O’ Connell
Attorney Signature

in the presence of:

/s/ Luke William Preston-Marshall
Witness Signature

Luke William Preston-Marshall
Witness Name

Crosbie’s Yrd, Dublin 3
Witness Address

Solicitor

[Signature Page – Collateral Trust Agreement]

SIGNED and DELIVERED as a DEED

for and on behalf of ENDO EUROFIN UNLIMITED COMPANY, as a Grantor,

by its lawfully appointed attorney

/s/ Jennifer O’ Connell
Attorney Signature

in the presence of:

/s/ Luke William Preston-Marshall
Witness Signature

Luke William Preston-Marshall
Witness Name

Crosbie’s Yrd, Dublin 3
Witness Address

Solicitor
Witness Occupation

[Signature Page – Collateral Trust Agreement]

SIGNED and DELIVERED as a DEED

for and on behalf of ENDO MANAGEMENT LIMITED, as a Grantor,

by its lawfully appointed attorney

/s/ Jennifer O’ Connell
Attorney Signature

in the presence of:

/s/ Luke William Preston-Marshall
Witness Signature

Luke William Preston-Marshall
Witness Name

Crosbie’s Yrd, Dublin 3
Witness Address

Solicitor
Witness Occupation

[Signature Page – Collateral Trust Agreement]

SIGNED and DELIVERED as a DEED

for and on behalf of ENDO VENTURES LIMITED, as a Grantor,

by its lawfully appointed attorney

/s/ Jennifer O’ Connell
Attorney Signature

in the presence of:

/s/ Luke William Preston-Marshall
Witness Signature

Luke William Preston-Marshall
Witness Name

Crosbie’s Yrd, Dublin 3
Witness Address

Solicitor
Witness Occupation

[Signature Page – Collateral Trust Agreement]

SIGNED and DELIVERED as a DEED

for and on behalf of ENDO FINANCE II UNLIMITED COMPANY, as a Grantor,

by its lawfully appointed attorney

/s/ Jennifer O’ Connell
Attorney Signature

in the presence of:

/s/ Luke William Preston-Marshall
Witness Signature

Luke William Preston-Marshall
Witness Name

Crosbie’s Yrd, Dublin 3
Witness Address

Solicitor
Witness Occupation

[Signature Page – Collateral Trust Agreement]

SIGNED and DELIVERED as a DEED

for and on behalf of ENDO FINANCE III UNLIMITED COMPANY, as a Grantor,

by its lawfully appointed attorney

/s/ Jennifer O’ Connell
Attorney Signature

in the presence of:

/s/ Luke William Preston-Marshall
Witness Signature

Luke William Preston-Marshall
Witness Name

Crosbie’s Yrd, Dublin 3
Witness Address

Solicitor
Witness Occupation

[Signature Page – Collateral Trust Agreement]

SIGNED and DELIVERED as a DEED

for and on behalf of ENDO FINANCE IV UNLIMITED COMPANY, as a Grantor,

by its lawfully appointed attorney

/s/ Jennifer O’ Connell
Attorney Signature

in the presence of:

/s/ Luke William Preston-Marshall
Witness Signature

Luke William Preston-Marshall
Witness Name

Crosbie’s Yrd, Dublin 3
Witness Address

Solicitor
Witness Occupation

[Signature Page – Collateral Trust Agreement]

SIGNED and DELIVERED as a DEED

for and on behalf of ENDO FINANCE V UNLIMITED COMPANY, as a Grantor,

by its lawfully appointed attorney

/s/ Jennifer O’ Connell
Attorney Signature

in the presence of:

/s/ Luke William Preston-Marshall
Witness Signature

Luke William Preston-Marshall
Witness Name

Crosbie’s Yrd, Dublin 3
Witness Address

Solicitor
Witness Occupation

[Signature Page – Collateral Trust Agreement]

SIGNED and DELIVERED as a DEED

for and on behalf of ENDO IRELAND FINANCE II LIMITED, as a Grantor,

by its lawfully appointed attorney

/s/ Jennifer O’ Connell
Attorney Signature

in the presence of:

/s/ Luke William Preston-Marshall
Witness Signature

Luke William Preston-Marshall
Witness Name

Crosbie’s Yrd, Dublin 3
Witness Address

Solicitor
Witness Occupation

[Signature Page – Collateral Trust Agreement]

SIGNED and DELIVERED as a DEED

for and on behalf of ENDO IRELAND HOLDINGS LIMITED, as a Grantor,

by its lawfully appointed attorney

/s/ Jennifer O’ Connell
Attorney Signature

in the presence of:

/s/ Luke William Preston-Marshall
Witness Signature

Luke William Preston-Marshall
Witness Name

Crosbie’s Yrd, Dublin 3
Witness Address

Solicitor
Witness Occupation

[Signature Page – Collateral Trust Agreement]

SIGNED and DELIVERED as a DEED

for and on behalf of ENDO TOPFIN LIMITED, as a Grantor,

by its lawfully appointed attorney

/s/ Jennifer O’ Connell
Attorney Signature

in the presence of:

/s/ Luke William Preston-Marshall
Witness Signature

Luke William Preston-Marshall
Witness Name

Crosbie’s Yrd, Dublin 3
Witness Address

Solicitor
Witness Occupation

[Signature Page – Collateral Trust Agreement]

SIGNED and DELIVERED as a DEED

for and on behalf of ENDO IRELAND FINANCE UNLIMITED COMPANY, as a Grantor,

by its lawfully appointed attorney

/s/ Jennifer O’ Connell
Attorney Signature

in the presence of:

/s/ Luke William Preston-Marshall
Witness Signature

Luke William Preston-Marshall
Witness Name

Crosbie’s Yrd, Dublin 3
Witness Address

Solicitor
Witness Occupation

[Signature Page – Collateral Trust Agreement]

SIGNED and DELIVERED as a DEED

for and on behalf of HAWK ACQUISITION IRELAND LIMITED, as a Grantor,

by its lawfully appointed attorney

/s/ Jennifer O’ Connell
Attorney Signature

in the presence of:

/s/ Luke William Preston-Marshall
Witness Signature

Luke William Preston-Marshall
Witness Name

Crosbie’s Yrd, Dublin 3
Witness Address

Solicitor
Witness Occupation

[Signature Page – Collateral Trust Agreement]

ENDO LUXEMBOURG FINANCE COMPANY I S.À R.L.,
Société à responsabilité limitée
Registered office: 5, Place de la Gare, L-1616 Luxembourg
R.C.S. Luxembourg: B 182645,
as a Grantor

By:
	Name:	Mark T. Bradley
	Title:	Manager A

ENDO LUXEMBOURG FINANCE COMPANY II S.À.R.L.,
Société à responsabilité limitée
Registered office: 5, Place de la Gare, L-1616 Luxembourg
R.C.S. Luxembourg: B 182794,
as a Grantor

By:	/s/ Mark T. Bradley
	Name:	Mark T. Bradley
	Title:	Manager A

ENDO LUXEMBOURG HOLDING COMPANY S.À.R.L.,
Société à responsabilité limitée
Registered office: 5, Place de la Gare, L-1616 Luxembourg
R.C.S. Luxembourg: B 182517,
as a Grantor

By:	/s/ Mark T. Bradley
	Name:	Mark T. Bradley
	Title:	Manager A

[Signature Page – Collateral Trust Agreement]

ENDO LUXEMBOURG INTERNATIONAL FINANCING SARL,
Société à responsabilité limitée
Registered office: 6, rue Eugène Ruppert, L-2453 Luxembourg
R.C.S. Luxembourg: B 221412,
as a Grantor

By:	/s/ Mark T. Bradley
	Name:	Mark T. Bradley
	Title:	Manager A

ENDO US HOLDINGS LUXEMBOURG I S.À.R.L.,
Société à responsabilité limitée
Registered office: 5, Place de la Gare, L-1616 Luxembourg
R.C.S. Luxembourg: B 197803,
as a Grantor

By:	/s/ Mark T. Bradley
	Name:	Mark T. Bradley
	Title:	Manager A

LUXEMBOURG ENDO SPECIALTY PHARMACEUTICALS HOLDING I S.À.R.L.,
Société à responsabilité limitée
Registered office: 6, rue Eugène Ruppert, L-2453 Luxembourg
R.C.S. Luxembourg: B 204925,
as a Grantor

By:	/s/ Mark T. Bradley
	Name:	Mark T. Bradley
	Title:	Manager A

[Signature Page – Collateral Trust Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee

By:	/s/ Maddy Hughes
	Name:	Maddy Hughes
	Title:	Vice President

[Signature Page – Collateral Trust Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Trustee

By:	/s/ Andrew Lennon
	Name:	Andrew Lennon
	Title:	AVP

[Signature Page – Collateral Trust Agreement]

EXHIBIT A

to Collateral Trust Agreement

[FORM OF]

ADDITIONAL SECURED DEBT DESIGNATION

            , 20

Reference is made to the Second Lien Collateral Trust Agreement dated as of June 16, 2020 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”), among Endo International PLC, a company incorporated under the laws of Ireland (Registered Number 534814) (“Parent”), , Endo LLC, a limited liability company organized under the laws of Delaware, Endo Finco Inc., a Delaware corporation, Endo Designated Activity Company, a company incorporated under the laws of Ireland, Endo Finance LLC, a Delaware limited liability company, the other Grantors from time to time party thereto, Wells Fargo Bank, National Association, as Indenture Trustee, and Wilmington Trust, National Association, as collateral trustee (in such capacity, the “Collateral Trustee”). Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Trust Agreement. This Additional Secured Debt Designation is being executed and delivered in order to designate additional secured debt as either Secured Debt entitled to the benefit of the Collateral Trust Agreement.

The undersigned, the duly appointed [specify title] of Parent hereby certifies on behalf of Parent, in [his/her] capacity as an [officer] of Parent and not in [his/her] individual capacity, that:

(1)    [insert name of Grantor] intends to incur additional Secured Debt (“Additional Secured Debt”) permitted by each applicable Secured Debt Document to be secured by a Priority Lien equally and ratably with all previously existing and future Secured Debt;

(2)    the name and address of the Secured Debt Representative for the Additional Secured Debt for purposes of Section 7.6 of the Collateral Trust Agreement is:

Telephone:

Fax:

(3)    Each Grantor has duly authorized and executed (if applicable) all relevant documents, filings and recordations to ensure that the Additional Secured Debt is secured by such Grantor’s right, title and interest in the Collateral in accordance with the Security Documents;

Exh. A-1

(4)    Attached as Exhibit 1 hereto is a Reaffirmation Agreement duly executed by each Grantor.

IN WITNESS WHEREOF, this Additional Secured Debt Designation is duly executed by the undersigned as of the date first written above.

ENDO INTERNATIONAL PLC

By:
Name:
Title:

Exh. A-2

ACKNOWLEDGEMENT OF RECEIPT

The undersigned, the duly appointed Collateral Trustee under the Collateral Trust Agreement, hereby acknowledges receipt of an executed copy of this Additional Secured Debt Designation.

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Trustee

By:
Name:
Title:

Exh. A-3

EXHIBIT 1

TO ADDITIONAL SECURED DEBT DESIGNATION

[FORM OF]

REAFFIRMATION AGREEMENT

Reference is made to the Collateral Trust Agreement, dated as of June 16, 2020 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”; capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Trust Agreement), among Endo International PLC, a company incorporated under the laws of Ireland (Registered Number 534814) (“Parent”), Endo LLC, a limited liability company organized under the laws of Delaware, Endo Finco Inc., a Delaware corporation, Endo Designated Activity Company, a company incorporated under the laws of Ireland, Endo Finance LLC, a Delaware limited liability company, the other Grantors from time to time party thereto, Wells Fargo Bank, National Association, as Indenture Trustee, and Wilmington Trust, National Association, as collateral trustee (in such capacity, the “Collateral Trustee”). This Reaffirmation Agreement is being executed and delivered as of the date first written above in connection with an Additional Secured Debt Designation of even date herewith (the “Additional Secured Debt Designation”) by Parent and acknowledged by the Collateral Trustee, which Additional Secured Debt Designation has designated Additional Secured Debt (as defined therein) issued under the [agreement governing the Additional Secured Debt] as Secured Debt entitled to the benefit of the Collateral Trust Agreement.

(1)    Each of the undersigned hereby consents to the designation of Additional Secured Debt as Secured Debt as set forth in the Additional Secured Debt Designation of even date herewith and hereby confirms its respective guarantees, pledges, charges, assignments, grants of security interests and other obligations, as applicable, under and subject to the terms of each Security Document and each Secured Debt Document, in each case, to which it is party, and agrees that, notwithstanding the designation of such additional indebtedness or any of the transactions contemplated thereby, such guarantees, pledges, charges, assignments, grants of security interests and other obligations, and the terms of each Security Document and each Secured Debt Document, in each case, to which it is party, are not impaired or adversely affected in any manner whatsoever and shall continue to be in full force and effect and such Additional Secured Debt shall be entitled to all of the benefits of such Security Document or Secured Debt Document, as the case may be.

(2)     In furtherance thereof, each of the undersigned that is party to the US Security Agreement (as defined below) hereby grants to the Collateral Trustee, for the benefit of the Secured Parties, a security interest in all of its right, title and interest in the Collateral (as such term is defined in that certain Second Lien US Pledge and Security Agreement, dated as of June 16, 2020 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “US Security Agreement”), among the Grantors from time to time party thereto and the Collateral Trustee)) to secure the prompt and complete payment and performance of the Secured Obligations (as defined in the Collateral Trust Agreement), including, in any event, all Obligations in connection with the Additional Secured Debt under the [agreement governing the Additional Secured Debt].

Exh. 1-1

(3)    In furtherance thereof, each of the undersigned that is party to the U.S. Pledge Agreement (as defined below) hereby grants to the Collateral Trustee, for the benefit of the Secured Parties, a security interest in all of its right, title and interest in the Collateral (as defined in that certain Second Lien US Pledge Agreement, dated as of June 16, 2020 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “U.S. Pledge Agreement”), among the Grantors from time to time party thereto and the Collateral Trustee) to secure the prompt and complete payment and performance of the Secured Obligations (as defined in the Collateral Trust Agreement), including, in any event, all Obligations in connection with the Additional Secured Debt under the [agreement governing the Additional Secured Debt].

(4)    In furtherance thereof, each of the undersigned that is party to the IP Security Agreement (as defined below) hereby grants to the Collateral Trustee, for the benefit of the Secured Parties, a security interest in all of its right, title and interest in the Collateral (as defined in that certain US Intellectual Property Pledge and Security Agreement, dated as of June 16, 2020 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “IP Security Agreement”), among the Grantors from time to time party thereto and the Collateral Trustee) to secure the prompt and complete payment and performance of the Secured Obligations (as defined in the Collateral Trust Agreement), including, in any event, all Obligations in connection with the Additional Secured Debt under the Indenture.

(5)    Each Grantor hereby authorizes the Collateral Trustee to file, and if requested will execute and deliver to the Collateral Trustee, all financing statements describing the Collateral owned by such Grantor and other documents and take such other actions as may from time to time reasonably be requested by the Collateral Trustee (in all cases in accordance with and to the extent required by the Collateral Trust Agreement and the applicable Security Documents) in order to maintain a perfected security interest in and, if applicable control of, the Collateral owned by such Grantor, subject to Liens permitted under all of the Secured Debt Documents. Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Collateral Trustee may determine, in its sole discretion, is necessary, advisable or prudent to ensure that the perfection of the security interest in the Collateral granted to the Collateral Trustee herein, including, without limitation, describing such property as “all assets of the Debtor whether now owned or hereafter acquired and wheresoever located, including all accessions thereto and proceeds thereof” or using words of similar import. Each Grantor will, at its own expense, take any and all actions necessary to defend title to any material portion of the Collateral owned by such Grantor against all persons and to defend the security interest of the Collateral Trustee in such Collateral and the priority thereof against any Lien not expressly permitted hereunder.

Governing Law and Miscellaneous Provisions. The provisions of Article VII of the Collateral Trust Agreement will apply with like effect to this Reaffirmation Agreement.

[Signature Page Follows]

Exh. 1-2

IN WITNESS WHEREOF, each of the undersigned has caused this Reaffirmation Agreement to be duly executed as of the date written above.

[NAMES OF GRANTORS]

By:
Name:
Title:

Exh. 1-3

ACKNOWLEDGEMENT OF RECEIPT

The undersigned, the duly appointed Collateral Trustee under the Collateral Trust Agreement, hereby acknowledges receipt of an executed copy of this Reaffirmation Agreement.

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Trustee

By:
Name:
Title:

Exh. 1-4

EXHIBIT B

to Collateral Trust Agreement

[FORM OF]

COLLATERAL TRUST AGREEMENT JOINDER – ADDITIONAL SECURED DEBT

            , 20

Reference is made to the Collateral Trust Agreement dated as of June 16, 2020 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”) among Endo International PLC, a company incorporated under the laws of Ireland (Registered Number 534814) (“Parent”), Endo Finco Inc., a Delaware corporation, Endo Designated Activity Company, a company incorporated under the laws of Ireland, Endo Finance LLC, a Delaware limited liability company, the other Grantors from time to time party thereto, Wells Fargo Bank, National Association, as Indenture Trustee, and Wilmington Trust, National Association, as collateral trustee (in such capacity, the “Collateral Trustee”). Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Trust Agreement. This Collateral Trust Agreement Joinder is being executed and delivered pursuant to Section 3.8 of the Collateral Trust Agreement as a condition precedent to the debt for which the undersigned is acting as [trustee][agent][other capacity] being entitled to the benefits of being Additional Secured Debt under the Collateral Trust Agreement.

1.    Joinder. The undersigned,                     , a                     , (the “New Representative”) as [trustee, administrative agent] under that certain [described applicable indenture, credit agreement or other document governing the Additional Secured Debt] hereby (a) represents that it is the [trustee/agent or other capacity] of [describe creditors] and (b) agrees to become party as a Secured Debt Representative under the Collateral Trust Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Collateral Trust Agreement as fully as if the undersigned had executed and delivered the Collateral Trust Agreement as of the date thereof.

2.    Lien Sharing and Priority Confirmation.

The undersigned New Representative, on behalf of itself and each holder of Obligations in respect of the Series of Secured Debt for which the undersigned is acting as Secured Debt Representative hereby agrees, for the enforceable benefit of all holders of each existing and future Series of Secured Debt, each other existing and future Secured Debt Representative and each current and future Secured Party and as a condition to being treated as Secured Debt under the Collateral Trust Agreement that:

(a)    as provided by Section 2.2 of the Collateral Trust Agreement, all Secured Obligations will be and are secured equally and ratably by all Priority Liens at any time granted by any Grantor to secure any Obligations in respect of any Series of Secured Debt, whether or not upon property otherwise constituting collateral for such Series of Secured Debt, and that all such Priority Liens will be enforceable by the Collateral Trustee for the benefit of all Secured Parties equally and ratably provided however, that

Exh. B-1

notwithstanding the foregoing, this provision will not be violated with respect to any particular Collateral and any particular Series of Secured Debt if the Secured Debt Documents in respect thereof prohibit the applicable Secured Parties from accepting the benefit of a Lien on any particular asset or property or such Secured Party otherwise expressly declines in writing to accept the benefit of a Lien on such asset or property;

(b)    the New Representative and each holder of Obligations in respect of the Series of Secured Debt for which the undersigned is acting as Secured Debt Representative are bound by the provisions of this Agreement, including the provisions relating to the ranking of Priority Liens and the order of application of proceeds from the enforcement of Priority Liens;

(c)    it reaffirms the appointment of and appoints Wilmington Trust, National Association to serve as Collateral Trustee under the Collateral Trust Agreement for itself and all other current and future Secured Parties under the Collateral Trust Agreement on the terms and conditions set forth therein; and

(d)    the Collateral Trustee shall perform its obligations under the Collateral Trust Agreement and the other Security Documents.

3.    Governing Law and Miscellaneous Provisions. The provisions of Article VII of the Collateral Trust Agreement will apply with like effect to this Collateral Trust Agreement Joinder.

Exh. B-2

IN WITNESS WHEREOF, the parties hereto have caused this Collateral Trust Agreement Joinder to be executed by their respective officers or representatives as of the date first written above.

[INSERT NAME OF THE NEW REPRESENTATIVE], as [indicate capacity]

By:
Name:
Title:

Exh. B-3

The Collateral Trustee hereby acknowledges receipt of this Collateral Trust Agreement Joinder and agrees to act as Collateral Trustee for the New Representative, the holders of the Obligations represented thereby and all other Secured Parties:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Trustee

By:
Name:
Title:

Exh. B-4

EXHIBIT C

to Collateral Trust Agreement

[FORM OF]

COLLATERAL TRUST AGREEMENT JOINDER – ADDITIONAL GRANTOR

            , 20

Reference is made to the Collateral Trust Agreement dated as of June 16, 2020 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Collateral Trust Agreement”) among Endo International PLC, a company incorporated under the laws of Ireland (Registered Number 534814) (“Parent”), Endo Finco Inc., a Delaware corporation, Endo Designated Activity Company, a company incorporated under the laws of Ireland, Endo Finance LLC, a Delaware limited liability company, the other Grantors from time to time party thereto, Wells Fargo Bank, National Association, as Indenture Trustee, and Wilmington Trust, National Association, as collateral trustee (in such capacity, the “Collateral Trustee”). Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Collateral Trust Agreement. This Collateral Trust Agreement Joinder is being executed and delivered pursuant to Section 7.18 of the Collateral Trust Agreement.

1.    Joinder. The undersigned,                     , a                      (the “New Grantor”), hereby agrees to become party as a “Grantor” under the Collateral Trust Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Collateral Trust Agreement as fully as if the undersigned had executed and delivered the Collateral Trust Agreement as of the date thereof.

2.    Governing Law and Miscellaneous Provisions. The provisions of Article VII of the Collateral Trust Agreement will apply with like effect to this Collateral Trust Agreement Joinder.

Exh. C-1

IN WITNESS WHEREOF, the New Grantor has caused this Collateral Trust Agreement Joinder to be executed by its officers or other representatives as of the date first written above.

[ ]

By:
Name:
Title:

Exh. C-2

The Collateral Trustee hereby acknowledges receipt of this Collateral Trust Agreement Joinder and agrees to act as Collateral Trustee with respect to the Collateral pledged by the new Grantor:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Collateral Trustee

By:
Name:
Title:

Exh. C-3